[Front Cover]

                             State Street Research
                            EQUITY INVESTMENT FUND

                            ANNUAL REPORT
                            June 30, 1998

                                    WHAT'S INSIDE

                            From the Chairman

                            The economy stars for
                            6th straight year

                            Portfolio Manager's Review

                            Large, stable growth companies
                            produce strong performance

                            Fund Information

                            Facts and figures

                            Plus, Complete Portfolio Holdings
                            and Financial Statements



[Dalbar Award Graphic]
-----------------------------------
     [Dalbar key in background]
               Dalbar
        Honors Commitment To:
              Investors
                1997
-----------------------------------
[End Dalbar Award Graphic]

           For Excellence
                 in
         Shareholder Service                         State Street Research Funds

[End Front Cover]

FROM THE CHAIRMAN

[Photo: Ralph F. Verni, Chairman]

Dear Shareholder:

If the U.S. economy were a summer movie, the marquee might read: steady growth, low inflation, higher personal income, and confident consumers, starring for 6th straight year. Once again, the financial markets turned good news into strong gains for stocks and bonds here and in many foreign markets.

Stocks

Economic woes in Southeast Asia did not stunt profit growth in the U.S. in the first half of 1998. Most companies continued to report prof- its in line with expectations, and stock prices rose strongly. Large stocks were favored as investors bought into blue-chip companies able to sustain earnings growth. Small- and mid-cap companies have not done as well.

Bonds

The global economic environment remained bond-friendly. The Federal Reserve has been satisfied to leave interest rates unchanged. News that the federal government will report an estimated surplus of up to $100 billion for fiscal 1998 has helped attract bond investors at home and abroad. Although the U.S. Treasury had less need to borrow, there has been a surge in corporate bond issuance.

International

In Europe, 11 nations are getting ready to adopt a single currency next year. Corporate restructuring, industry consolidation, and maximizing shareholder value--all old themes in the U.S.--have driven European stock markets to strong gains. That prosperity has not been shared by Japan or the emerging markets of Asia, which continue to struggle with weak economies and dwindling capital reserves. Currency problems have also threatened Russia and Brazil.

Looking Ahead

The outlook for U.S. and major European securities markets remains positive. We believe the next major move for the Federal Reserve would be to lower interest rates, not raise them. We also see significant potential for small- and mid-cap domestic stocks to regain investors' support in the period ahead. The full force of Southeast Asia's economic problems has probably not been absorbed, and our managers remain alert to change.

As investors, we have been fortunate to enjoy such good times. We continue to believe there are long-term opportunities for those who stay the course. That's why it is so important to rely on the market perspective and advice of an investment professional. And as always, we thank you for investing in State Street Research.

Sincerely,

/s/ Ralph F. Verni
    Ralph F. Verni
    Chairman
    June 30, 1998


(1)The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)Investment results are based on an assumed $10,000 investment at A share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also reflects reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3)26.67% for Class B shares; 26.80% for Class C shares; 27.90% for Class S shares.

(4)Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% A share front-end sales charge, or 5% B share or 1% C share contingent deferred sales charge, where applicable. Performance for a specified class includes periods prior to the adoption of class designations in 1993.

(5)S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs.

(6)Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1998)
--------------------------------------------------------------------------------
Total value of $10,000 invested on June 30, 1988(2)
(Class A shares, at maximum applicable sales charge)

[Mountain Chart]

6/88              9550
6/89             11065
6/90             12895
6/91             12109
6/92             14321
6/93             17238
6/94             17398
6/95             20589
6/96             25805
6/97             33782
6/98             43112

[End Mountain Chart]

Average Annual Total Return
(at maximum applicable sales charge)(4,5,6)

================================================================================
                  Life of Fund
                 (since 8/25/86)        10 Years         5 Years         1 Year
--------------------------------------------------------------------------------
Class A             14.43%                15.73%         19.02%          21.88%
--------------------------------------------------------------------------------
Class B             14.54%                15.87%         19.12%          21.67%
--------------------------------------------------------------------------------
Class C             14.55%                15.87%         19.33%          25.80%
--------------------------------------------------------------------------------
Class S             15.03%                16.45%         20.50%          27.90%
================================================================================

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW

Equity Investment Fund: Large, stable growth companies produce strong performance

[Photo: John Wilson, Portfolio Manager]
            John Wilson
          Portfolio Manager

We spoke with John Wilson, portfolio manager of State Street Research Equity Investment Fund about the Fund's performance for the year ended June 30, 1998 and his views on the period ahead.

Q: How did the Fund perform during the year?

A: It was a good year for the Fund relative to its peer group. Class A shares returned 27.62% for the 12 months ended June 30, 1998 [does not reflect sales charge].3 This was higher than the average growth and income fund, which returned 22.86%, as reported by Lipper Analytical Services, Inc. The Fund underperformed the Standard & Poor's 500 Stock Price Index (S&P 500), which gained 30.17% for the same period.1 However, in the first six months of 1998, Class A shares of the Fund outperformed the S&P Index (19.17% to 17.72%).

Q: What contributed to performance?

A: We focused on large, stable growth companies. These types of stocks were favored by investors and for the fourth year in a row were market leaders. When it looked as if Asia's economic troubles might have a negative impact on some of our holdings, we trimmed those areas that we believed would be affected, namely, technology and energy companies. We continue to think that high-quality companies which meet earnings expectations will perform well.

Q: In what areas did you find the most potential?

A: The strong economy, low unemployment and relatively high wages have kept consumer confidence high. As a result, we focused on companies that we believe will benefit from strong consumer spending. These included retailers, such as Home Depot, CVS, and Safeway. We also added to selected media and entertainment companies, such as Viacom. In addition, we invested in pharmaceutical companies that continue to profit from robust sales of new drugs.

Q: Did you invest overseas?

A: About 10% of the portfolio's assets were invested in European stocks, which were strong performers. A combination of factors made European companies appealing. Many are undergoing corporate restructuring, which is making them more efficient, productive, and more responsive to shareholders. Strong corporate earnings and Europeans' increasing appetite for stock investing through mutual funds are adding to the momentum. All of these factors attracted us to European stocks, and in the coming months we may increase our investments there.

Q. Large-company investors have two main concerns: Asia's economic problems and high prices of large-company stocks. How will these issues affect the Fund in the future?

A: Regarding Asia (except Japan), most of the companies in the portfolio derive relatively little revenue from these regions. Instead, these companies depend on Europe for much larger percentages of their overseas business, and we believe strong sales in Europe could offset weakness in Asia. We are more concerned about Japan because it is the world's second largest economy and it clearly is in a restructuring mode. We are watching economic developments in Japan and the potential impact they may have on the Fund's holdings.

Many large-cap stocks have performed well as investors sought a combination of quality, liquidity, and consistent earnings growth. For more than three years, these large companies have led the market. Despite their lofty valuations, we believe these companies will continue in favor as long as their fundamentals and earnings prospects remain strong.

June 30, 1998


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Stock Positions
(by percentage of net assets)

(1)      General Electric Electrical equipment                 3.2%
(2)      Tyco International Diversified manufacturer           3.2%
(3)      MediaOne Group Cable, telecommunications              2.7%
(4)      Warner-Lambert Pharmaceuticals                        2.5%
(5)      Total  Oil                                            2.3%
(6)      Travelers Group Financial services                    2.1%
(7)      Chase Manhattan Banking                               2.1%
(8)      WorldCom Telephone services                           2.0%
(9)      UNUM Insurance                                        2.0%
(10)     Ace Insurance                                         2.0%

These securities represent an aggregate of 24.1% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities or industries listed in this table or in the text above.

[Bar Chart]

Top 5 Industries
(by percentage of net assets)


Retail Trade         10.9%
Recreation            9.3%
Oil                   6.6%
Bank                  6.5%
Insurance             6.1%

Total: 39.4%
[End Bar Chart]

Best and Worst Contributors to Performance
(July 1, 1997 through June 30, 1998)
Best [Arrow Up]
--------------------------------------------------------------------------------
Tyco International
Strong earnings growth from fundamentals, acquisitions.

MediaOne Group
Strong cash flow and corporate reorganization.

Warner-Lambert
Strong new product flow drives rapid earnings growth.

Worst [Arrow Down]
--------------------------------------------------------------------------------
Lam Research
Asian impact hurts semiconductor equipment spending.

Columbia/HCA Healthcare
Government investigation, management change reduce confidence.

Republic Industries
Uncertain timing of auto retailing concept hurts stock P/E.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1998

--------------------------------------------------------------------------------
                                                                  Value
                                                    Shares       (Note 1)
--------------------------------------------------------------------------------
 COMMON STOCKS 96.8%
 Basic Industries 12.2%
 Chemical 2.9%
 E.I. Du Pont De Nemours & Co. ................      36,800    $ 2,746,200
 Rohm & Haas Co. ..............................      38,900      4,043,169
                                                                ----------
                                                                 6,789,369
                                                                ----------
 Electrical Equipment 3.2%
 General Electric Co. .........................      82,000      7,462,000
                                                                ----------
 Forest Product 1.6%
 Fort James Corp. .............................      46,700      2,078,150
 Weyerhaeuser Co. .............................      35,500      1,639,656
                                                                ----------
                                                                 3,717,806
                                                                ----------
 Machinery 3.2%
 Tyco International Ltd. ......................     117,000      7,371,000
                                                                ----------
 Metal & Mining 0.4%
 British Steel PLC ADR ........................      43,900        998,725
                                                                ----------
 Electrical 0.9%
 Unicom Corp. .................................      58,700      2,058,169
                                                                ----------
 Total Basic Industries ...................................     28,397,069
                                                                ----------
 Consumer Cyclical 24.1%
 Automotive 2.0%
 General Motors Corp. .........................      28,300      1,890,794
 Renault SA* ..................................      50,200      2,855,391
                                                                ----------
                                                                 4,746,185
                                                                ----------
 Building 1.2%
 Boston Properties Inc.* ......................      80,000      2,760,000
                                                                ----------
 Hotel & Restaurant 0.7%
 Circus Circus Enterprises Inc.* ..............      98,100      1,661,569
                                                                ----------
 Recreation 9.3%
 CBS Corp. ....................................      94,400      2,997,200
 International Game Technology Inc. ...........      73,500      1,782,375
 MediaOne Group Inc.* .........................     145,000      6,370,937
 News Corp. Ltd. ADR ..........................     117,300      3,768,263
 Time Warner Inc. .............................      25,200      2,153,025
 Viacom Inc. Cl. B* ...........................      78,600      4,578,450
                                                                ----------
                                                                21,650,250
                                                                ----------
 Retail Trade 10.9%
 Cendant Corp.* ...............................      46,182        964,049
 CVS Corp. ....................................      96,600      3,761,362
 Dayton Hudson Corp. ..........................      90,800      4,403,800
 Family Dollar Stores Inc. ....................      63,600      1,176,600


 Fred Meyer Inc.* .............................       6,800     $  289,000
 Home Depot Inc. ..............................      34,600      2,873,963
 Kroger Co.* ..................................      80,600      3,455,725
 Rite Aid Corp. ...............................      63,800      2,396,488
 Safeway Inc. .................................      93,400      3,800,212
 Wal-Mart Stores, Inc. ........................      39,100      2,375,325
                                                                ----------
                                                                25,496,524
                                                                ----------
 Total Consumer Cyclical ..................................     56,314,528
                                                                ----------
 Consumer Staple 19.8%
 Business Service 2.7%
 HBO & Co. ....................................      30,400      1,071,600
 Interpublic Group of Companies, Inc. .........      36,450      2,212,059
 Young & Rubicam Inc.* ........................      91,600      2,931,200
                                                                ----------
                                                                 6,214,859
                                                                ----------
 Container 0.8%
 Owens-Illinois Inc. ..........................      40,300      1,803,425
                                                                ----------
 Drug 5.5%
 Bristol-Myers Squibb Co. .....................      25,000      2,873,438
 Pfizer Inc. ..................................      13,500      1,467,281
 Rhodia SA ADR ................................      95,500      2,602,375
 Warner-Lambert Co. ...........................      83,700      5,806,687
                                                                ----------
                                                                12,749,781
                                                                ----------
 Food & Beverage 5.2%
 Coca-Cola Co. ................................      34,900      2,983,950
 H.J. Heinz Co. ...............................      54,800      3,075,650
 PepsiCo Inc. .................................      64,800      2,668,950
 Sara Lee Corp. ...............................      61,400      3,434,562
                                                                ----------
                                                                12,163,112
                                                                ----------
 Hospital Supply 3.5%
 Boston Scientific Corp.* .....................      33,900      2,428,088
 Guidant Corp. ................................      23,700      1,690,106
 Johnson & Johnson ............................      56,100      4,137,375
                                                                ----------
                                                                 8,255,569
                                                                ----------
 Personal Care 1.4%
 Gillette Co. .................................      14,800        838,975
 Procter & Gamble Co. .........................      28,200      2,567,963
                                                                ----------
                                                                 3,406,938
                                                                ----------
 Tobacco 0.7%
 Philip Morris Companies, Inc. ................      39,200      1,543,500
                                                                ----------
 Total Consumer Staple ....................................     46,137,184
                                                                ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Value
                                                    Shares       (Note 1)
--------------------------------------------------------------------------------
 Energy 7.2%
 Oil 6.6%
 Amoco Corp. .................................        42,900   $ 1,785,713
 Anadarko Petroleum Corp. ....................        33,800     2,270,938
 Exxon Corp. .................................        49,600     3,537,100
 Oryx Energy Co. .............................        47,400     1,048,725
 Seagull Energy Corp.* .......................        80,400     1,331,625
 Total SA Cl. B ADR ..........................        80,900     5,288,837
                                                               -----------
                                                                15,262,938
                                                               -----------
 Oil Service 0.6%
 Schlumberger Ltd. ...........................        21,600     1,475,550
                                                               -----------
 Total Energy ..............................................    16,738,488
                                                               -----------
 Finance 13.6%
 Bank 6.5%
 Banc One Corp. ..............................        61,810     3,449,770
 BankAmerica Corp. ...........................        45,600     3,941,550
 Chase Manhattan Corp. .......................        63,500     4,794,250
 H.F. Ahmanson & Co. .........................        42,300     3,003,300
                                                               -----------
                                                                15,188,870
                                                               -----------
 Financial Service 1.0%
 Federal National Mortgage Association .......        36,500     2,217,375
                                                               -----------
 Insurance 6.1%
 Ace Ltd. ....................................       117,600     4,586,400
 Travelers Group Inc. ........................        82,550     5,004,594
 UNUM Corp. ..................................        83,300     4,623,150
                                                               -----------
                                                                14,214,144
                                                               -----------
 Total Finance .............................................    31,620,389
                                                               -----------
 Science & Technology 12.4%
 Aerospace 1.3%
 Boeing Co. ..................................        17,600       784,300
 Raytheon Co. Cl. A* .........................         1,804       103,956
 Raytheon Co. Cl. B* .........................        35,800     2,116,675
                                                               -----------
                                                                 3,004,931
                                                               -----------
 Computer Software & Service 4.4%
 America Online Inc.* ........................         5,100       540,600
 Cadence Design Systems Inc. .................        32,100     1,003,125
 Check Point Software Technologies Ltd.* .....        70,900     2,321,975
 Cisco Systems Inc.* .........................        26,250     2,416,641
 EMC Corp.* ..................................        26,300     1,178,569
 Microsoft Corp.* ............................        25,300     2,741,887
                                                               -----------
                                                                10,202,797
                                                               -----------


 Electronic Components 2.1%
 Analog Devices Inc.* ........................        55,700   $ 1,368,131
 Intel Corp.* ................................        28,600     2,119,975
 Texas Instruments Inc. ......................        25,100     1,463,644
                                                               -----------
                                                                 4,951,750
                                                               -----------
 Electronic Equipment 1.5%
 Lucent Technologies Inc. ....................        12,500     1,039,844
 Philips Electronics NV ......................        28,400     2,414,000
                                                               -----------
                                                                 3,453,844
                                                               -----------
 Office Equipment 3.1%
 International Business Machines Corp. .......        28,800     3,306,600
 Xerox Corp. .................................        39,300     3,993,862
                                                               -----------
                                                                 7,300,462
                                                               -----------
 Total Science & Technology ..................                  28,913,784
                                                               -----------
 Utility 7.5%
 Electric 2.1%
 FPL Group Inc. ..............................        26,100     1,644,300
 Texas Utilities Co. .........................        79,300     3,300,863
                                                               -----------
                                                                 4,945,163
                                                               -----------
 Natural Gas 1.0%
 Enron Corp. .................................        45,500     2,459,844
                                                               -----------
 Telephone 4.4%
 AT&T Corp. ..................................        23,100     1,319,587
 Bell Atlantic Corp. .........................        65,000     2,965,625
 Qwest Communications International Inc.*.....        34,800     1,213,650
 WorldCom Inc.* ..............................        96,400     4,669,375
                                                               -----------
                                                                10,168,237
                                                               -----------
 Total Utility .............................................    17,573,244
                                                               -----------
 Total Common Stocks (Cost $165,362,698)....................   225,694,686
                                                               -----------
 SHORT-TERM INVESTMENTS 6.3%
 State Street Navigator Securities
   Lending Prime Portfolio ...................    14,639,212    14,639,212
                                                               -----------
 Total Short-Term Investments (Cost $14,639,212) ...........    14,639,212
                                                               -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Principal   Maturity       Value
                                         Amount       Date        (Note 1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER 1.8%
American Express Credit
 Corp., 5.52% ........................ $ 264,000    7/01/1998   $    264,000
American Express Credit
 Corp., 5.65% ........................   629,000    7/06/1998        629,000
Ford Motor Credit Co., 5.61% ......... 1,432,000    7/01/1998      1,432,000
Ford Motor Credit Co., 5.75% ......... 1,862,000    7/06/1998      1,862,000
                                                                ------------
Total Commercial Paper (Cost $4,187,000).....................      4,187,000
                                                                ------------
Total Investments (Cost $184,188,910) - 104.9%...............    244,520,898
Cash and Other Assets, Less Liabilities - (4.9%) ............    (11,394,919)
                                                                ------------
Net Assets - 100.0% .........................................   $233,125,979
                                                                ============

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Federal Income Tax Information:
At June 30, 1998, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $184,313,667 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost ..........................................           $ 63,270,672
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value ........................................             (3,063,441)
                                                                ------------
                                                                 $60,207,231
                                                                ============

--------------------------------------------------------------------------------
* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1998

Assets
Investments, at value (Cost $184,188,910) (Note 1)............   $244,520,898
Cash .........................................................         32,481
Receivable for securities sold ...............................      3,984,402
Receivable for fund shares sold ..............................        256,925
Dividends and interest receivable ............................        253,521
Receivable from Distributor (Note 3) .........................          5,658
Other assets .................................................          4,285
                                                                 ------------
                                                                  249,058,170
Liabilities
Payable for collateral received on securities loaned .........     14,639,212
Payable for securities purchased .............................        721,672
Accrued transfer agent and shareholder services
  (Note 2) ...................................................        184,024
Accrued management fee (Note 2) ..............................        126,746
Payable for fund shares redeemed .............................         60,629
Accrued distribution and service fees (Note 5) ...............         60,468
Accrued trustees' fees (Note 2) ..............................         21,887
Other accrued expenses .......................................        117,553
                                                                 ------------
                                                                   15,932,191
                                                                 ------------
Net Assets                                                       $233,125,979
                                                                 ============
Net Assets consist of:
 Unrealized appreciation of investments ......................   $ 60,331,988
 Accumulated net realized gain ...............................     17,862,208
 Paid-in capital .............................................    154,931,783
                                                                 ------------
                                                                 $233,125,979
                                                                 ============
Net Asset Value and redemption price per share of
  Class A shares ($76,151,118 [divided by] 3,512,696 shares).......... $ 21.68
                                                                       =======
Maximum Offering Price per share of Class A shares
  ($21.68 [divided by] .955).......................................... $ 22.70
                                                                       =======
Net Asset Value and offering price per share of
  Class B shares ($52,210,955 [divided by] 2,456,991 shares)*......... $ 21.25
                                                                       =======
Net Asset Value and offering price per share of
  Class C shares ($1,717,659 [divided by] 80,780 shares)*............. $ 21.26
                                                                       =======
Net Asset Value, offering price and redemption price
  per share of Class S shares ($103,046,247 [divided by]
  4,758,730 shares) .................................................. $ 21.65
                                                                       =======
--------------------------------------------------------------------------------


* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended June 30, 1998

Investment Income
Dividends, net of foreign taxes of $36,736................    $ 2,472,112
Interest (Note 1) ........................................        584,522
                                                              -----------
                                                                3,056,634
Expenses
Management fee (Note 2) ..................................      1,286,894
Transfer agent and shareholder services (Note 2) .........        443,863
Custodian fee ............................................        131,364
Registration fees ........................................         54,082
Trustees' fees (Note 2) ..................................         39,348
Reports to shareholders ..................................         37,107
Audit fee ................................................         27,720
Service fee-Class A (Note 5) .............................        162,810
Distribution and service fees-Class B (Note 5) ...........        374,450
Distribution and service fees-Class C (Note 5) ...........         15,836
Legal fees ...............................................          6,552
Miscellaneous ............................................          5,658
                                                              -----------
                                                                2,585,684
Expenses borne by the Distributor (Note 3) ...............        (54,400)
                                                              -----------
                                                                2,531,284
                                                              -----------
Net investment income ....................................        525,350
                                                              -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4) .........     29,310,326
Net unrealized appreciation of investments ...............     18,055,536
                                                              -----------
Net gain on investments ..................................     47,365,862
                                                              -----------
Net increase in net assets resulting from operations .....    $47,891,212
                                                              ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              Years ended June 30
                                         ------------------------------
                                             1997              1998
-----------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ................   $    743,016      $    525,350
Net realized gain on investments           20,424,213        29,310,326
Net unrealized appreciation of
  investments ........................     15,781,474        18,055,536
                                         ------------      ------------
Net increase resulting from
  operations .........................     36,948,703        47,891,212
                                         ------------      ------------
Dividends from net investment income:
  Class A ............................       (233,439)         (164,598)
  Class S ............................       (560,477)         (478,254)
                                         ------------      ------------
                                             (793,916)         (642,852)
                                         ------------      ------------
Distributions from net realized gains:
  Class A ............................     (4,782,504)       (8,192,653)
  Class B ............................     (1,764,902)       (4,307,362)
  Class C ............................       (116,740)         (267,380)
  Class S ............................     (7,753,956)      (12,448,041)
                                         ------------      ------------
                                          (14,418,102)      (25,215,436)
                                         ------------      ------------
Net increase from fund share
  transactions (Note 6) ..............     21,085,516        44,734,317
                                         ------------      ------------
Total increase in net assets .........     42,822,201        66,767,241

Net Assets
Beginning of year ....................    123,536,537       166,358,738
                                         ------------      ------------
End of year (including
  undistributed net investment
  income of $117,502 and $0,
  respectively) ......................   $166,358,738      $233,125,979
                                         ============      ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998

Note 1

State Street Research Equity Investment Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Equity Investment Fund, State Street Research Alpha Fund, State Street Research Global Resources Fund and State Street Research Athletes Fund.

The Fund seeks to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks of established companies with above-average prospects for growth.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 1998, the Fund has designated its distributions from net realized gains as $9,820,380 from 20% rate gains and $8,396,447 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 1998, the value of the securities loaned and the value of collateral were $14,196,693 and $14,639,212, respectively. During the year ended June 30, 1998, income from securities lending amounted to $15,458 and is included in interest income.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1998, the fees pursuant to such agreement amounted to $1,286,894.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1998, the amount of such shareholder servicing and account maintenance expenses was $211,375.

The fees of the Trustees not currently affiliated with the Adviser amounted to $39,348 during the year ended June 30, 1998.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $54,400.

Note 4

For the year ended June 30, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $176,847,404 and $154,027,370, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1998, fees pursuant to such plan amounted to $162,810, $374,450 and $15,836 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $33,460 and $205,391, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1998, and that MetLife Securities, Inc. earned commissions aggregating $566,730 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $38,284 and $71 on redemptions of Class B and Class C shares, respectively, during the same period.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                                            Years ended June 30
                                                   --------------------------------------------------------------------
                                                                 1997                                1998
                                                   ---------------------------------   --------------------------------
Class A                                                 Shares           Amount            Shares           Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold ....................................         588,308      $ 10,233,943          804,843      $ 16,069,612
Issued upon reinvestment of:
 Distributions from net realized gains .........         289,030         4,652,507          436,011         7,978,243
 Dividends from net investment income ..........          13,002           224,603            8,147           156,176
Shares repurchased .............................        (389,733)       (6,723,255)        (543,128)      (10,895,290)
                                                        --------      ------------         --------      ------------
Net increase ...................................         500,607      $  8,387,798          705,873      $ 13,308,741
                                                        ========      ============         ========      ============
Class B                                                 Shares           Amount            Shares           Amount
-------------------------------------------------      ---------      ------------        ---------      ------------
Shares sold ....................................         598,345      $ 10,270,072        1,176,521      $ 22,985,589
Issued upon reinvestment of
distributions from net realized gains ..........         108,323         1,728,240          235,125         4,221,732
Shares repurchased .............................        (172,399)       (2,918,908)        (266,675)       (5,250,654)
                                                       ---------      ------------        ---------      ------------
Net increase ...................................         534,269      $  9,079,404        1,144,971      $ 21,956,667
                                                       =========      ============        =========      ============
Class C (Formerly Class D)                              Shares           Amount            Shares           Amount
-------------------------------------------------      ---------      ------------        ---------      ------------
Shares sold ....................................         123,109      $  2,168,941          123,388      $  2,341,959
Issued upon reinvestment of
distributions from net realized gains ..........           7,066           112,590           14,256           256,153
Shares repurchased .............................        (100,734)       (1,774,305)        (141,471)       (2,560,836)
                                                       ---------      ------------        ---------      ------------
Net increase (decrease) ........................          29,441      $    507,226           (3,827)     $     37,276
                                                       =========      ============        =========      ============
Class S (Formerly Class C)                              Shares           Amount            Shares           Amount
-------------------------------------------------      ---------      ------------        ---------      ------------
Shares sold ....................................       1,943,280      $ 33,489,577        1,888,511      $ 37,815,205
Issued upon reinvestment of:
 Distributions from net realized gains .........         481,543         7,753,590          681,187        12,448,029
 Dividends from net investment income ..........          32,449           560,098           24,360           475,782
Shares repurchased .............................      (2,305,882)      (38,692,177)      (2,108,363)      (41,307,383)
                                                      ----------      ------------       ----------      ------------
Net increase ...................................         151,390      $  3,111,088          485,695      $  9,431,633
                                                      ==========      ============       ==========      ============

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                           Class A
                                                                   -----------------------------------------------------------
                                                                                     Years ended June 30
                                                                   -----------------------------------------------------------
                                                                   1994        1995(1)      1996(1)      1997(1)      1998(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              14.52        12.44        14.28        17.04        19.68
                                                                    -----        -----        -----        -----        -----
 Net investment income ($)*                                          0.01         0.08         0.12         0.09         0.06
 Net realized and unrealized gain on investments ($)                 0.18         2.14         3.38         4.63         4.74
                                                                    -----        -----        -----        -----        -----
Total from investment operations ($)                                 0.19         2.22         3.50         4.72         4.80
                                                                    -----        -----        -----        -----        -----
 Dividends from net investment income ($)                             --         (0.05)       (0.11)       (0.09)       (0.06)
 Distributions from net realized gains ($)                          (2.27)       (0.33)       (0.63)       (1.99)       (2.74)
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (2.27)       (0.38)       (0.74)       (2.08)       (2.80)
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    12.44        14.28        17.04        19.68        21.68
                                                                   ======       ======       ======       ======       ======
Total return (2) (%)                                                 0.93        18.34        25.33        30.91        27.62
Ratios/supplemental data:
Net assets at end of year ($ thousands)                            29,821       31,174       39,300       55,239       76,151
Ratio of operating expenses to average net assets (%)*               1.50         1.42         1.25         1.25         1.25
Ratio of net investment income to average net assets (%)*            0.08         0.64         0.79         0.54         0.29
Portfolio turnover rate (%)                                         62.93        47.93        44.44        88.07        81.53
*Reflects voluntary reduction of expenses per share of these
 amounts (Note 3) ($)                                                0.04         0.06         0.03         0.03         0.01

                                                                                           Class B
                                                                   -----------------------------------------------------------
                                                                                     Years ended June 30
                                                                   -----------------------------------------------------------
                                                                    1994       1995(1)      1996(1)      1997(1)      1998(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              14.51       12.36        14.16        16.88        19.42
                                                                    -----       -----        -----        -----        -----
 Net investment income (loss) ($)*                                  (0.02)       0.01         0.01        (0.03)       (0.09)
 Net realized and unrealized gain on investments ($)                 0.14        2.12         3.34         4.56         4.66
                                                                   ------       -----        -----       ------       ------
Total from investment operations ($)                                 0.12        2.13         3.35         4.53         4.57
                                                                   ------       -----        -----       ------       ------
 Distributions from net realized gains ($)                          (2.27)      (0.33)       (0.63)       (1.99)       (2.74)
                                                                   ------      ------       ------       ------       ------
Total distributions ($)                                             (2.27)      (0.33)       (0.63)       (1.99)       (2.74)
                                                                   ------      ------       ------       ------       ------
Net asset value, end of year ($)                                    12.36       14.16        16.88        19.42        21.25
                                                                   ======      ======       ======       ======       ======
Total return (2) (%)                                                 0.37       17.70        24.39        29.91        26.67
Ratios/supplemental data:
Net assets at end of year ($ thousands)                             4,029       5,933       13,129       25,478       52,211
Ratio of operating expenses to average net assets (%)*               2.00        2.00         2.00         2.00         2.00
Ratio of net investment income (loss) to average
 net assets (%)*                                                    (0.39)       0.08         0.05        (0.20)       (0.46)
Portfolio turnover rate (%)                                         62.93       47.93        44.44        88.07        81.53
*Reflects voluntary reduction of expenses per share of these
 amounts (Note 3) ($)                                                0.04        0.06         0.03         0.03         0.01
------------------------------------------------------------------------------------------------------------------------------

(1) Per share figures have been calculated using the average shares method.

(2) Does not not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                                Class C (Formerly Class D)
                                                                   ---------------------------------------------------------
                                                                                    Years ended June 30
                                                                   ---------------------------------------------------------
                                                                   1994       1995(1)     1996(1)     1997(1)      1998(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              14.51       12.36       14.15       16.87        19.41
                                                                    -----       -----       -----       -----        -----
 Net investment income (loss) ($)*                                  (0.05)       0.01        0.01       (0.03)       (0.09)
 Net realized and unrealized gain on investments ($)                 0.17        2.11        3.34        4.56         4.68
                                                                   ------       -----       -----      ------       ------
Total from investment operations ($)                                 0.12        2.12        3.35        4.53         4.59
                                                                   ------       -----       -----      ------       ------
 Distributions from net realized gains ($)                          (2.27)      (0.33)      (0.63)      (1.99)       (2.74)
                                                                   ------      ------      ------      ------       ------
Total distributions ($)                                             (2.27)      (0.33)      (0.63)      (1.99)       (2.74)
                                                                   ------      ------      ------      ------       ------
Net asset value, end of year ($)                                    12.36       14.15       16.87       19.41        21.26
                                                                   ======      ======      ======      ======       ======
Total return (2) ($)                                                 0.45       17.53       24.40       29.93        26.80
Ratios/supplemental data:
Net assets at end of year ($ thousands)                              551         699         931       1,642        1,718
Ratio of operating expenses to average net assets (%)*               2.00        2.00        2.00        2.00         2.00
Ratio of net investment income (loss) to average net
 assets (%)*                                                        (0.41)       0.08        0.04       (0.19)       (0.43)
Portfolio turnover rate (%)                                         62.93       47.93       44.44       88.07        81.53
*Reflects voluntary reduction of expenses per share of these
 amounts (Note 3) ($)                                                0.06        0.06        0.03        0.03         0.01

                                                                                  Class S (Formerly Class C)
                                                                   -----------------------------------------------------------
                                                                                     Years ended June 30
                                                                   -----------------------------------------------------------
                                                                   1994        1995(1)      1996(1)      1997(1)      1998(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              14.51        12.48        14.27        17.03        19.66
                                                                    -----        -----        -----        -----        -----
 Net investment income ($)*                                          0.07         0.14         0.17         0.13         0.11
 Net realized and unrealized gain on investments ($)                 0.17         2.15         3.37         4.62         4.73
                                                                    -----        -----        -----        -----        -----
Total from investment operations ($)                                 0.24         2.29         3.54         4.75         4.84
                                                                    -----        -----        -----        -----        -----
 Dividends from net investment income ($)                             --         (0.17)       (0.15)       (0.13)       (0.11)
 Distributions from net realized gains ($)                          (2.27)       (0.33)       (0.63)       (1.99)       (2.74)
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (2.27)       (0.50)       (0.78)       (2.12)       (2.85)
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    12.48        14.27        17.03        19.66        21.65
                                                                   ======       ======       ======       ======       ======
Total return (2) (%)                                                 1.41        18.83        25.66        31.19        27.90
Ratios/supplemental data:
Net assets at end of year ($ thousands)                            32,991       50,503       70,177       83,999      103,046
Ratio of operating expenses to average net assets (%)*               1.00         1.00         1.00         1.00         1.00
Ratio of net investment income to average net assets (%)*            0.59         1.09         1.06         0.77         0.55
Portfolio turnover rate (%)                                         62.93        47.93        44.44        88.07        81.53
*Reflects voluntary reduction of expenses per share of these
 amounts (Note 3) ($)                                                0.06         0.06         0.03         0.03         0.01
------------------------------------------------------------------------------------------------------------------------------

(1) Per share figures have been calculated using the average shares method.

(2) Does not not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Equity Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Investment Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 7, 1998

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Equity Investment Fund had a good year. The total return for Class A shares was 27.62% for the 12 months ended June 30, 1998 (does not reflect sales charge). The Fund outperformed the average growth and income fund tracked by Lipper Analytical Services, which rose 22.86%. However, it fell just short of the Standard & Poor's 500 Stock Price Index, which gained 30.17% for the same period.

During the period, the Fund benefited from its emphasis on large stable growth companies, which were favored by investors for the fourth year in a row. By investing in companies that we believed would benefit from strong consumer spending, we were able to take advantage of the positive economic environment. Plus, our investment in pharmaceutical companies paid off as new drugs continued to drive profit growth in this sector. Finally, our investment in European stocks contributed to performance.

The weak spots in the portfolio were in energy and technology. Although we cut back on our exposure to both sectors on the concern that they would be affected by the crisis in Asia, their presence in the portfolio held back performance.

Going forward, we believe that large company stocks continue to demonstrate strong earnings prospects. Although prices are high, we believe they continue to have upside potential as long as the economy remains strong and interest rates remain low.

June 30, 1998


Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% A share front-end sales charge, or 5% B share or 1% C share contingent deferred sales charge, where applicable. Performance for a specified class includes periods prior to the creation of share classes, which resulted in new or increased 12b-1 fees of up to 1% per class, and which will reduce subsequent performance. S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction changes into consideration. It is not possible to invest directly in the index. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.


            Change in Value of
       $10,000 Based on the S&P 500
  Compared to Change in Value of $10,000
          Invested in the Fund

[Line Charts]

       Class A Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       21.88%    19.02%    15.73%

                 Equity
               Investment
                  Fund      S&P 500
               ----------   -------
       6/88       9550       10000
       6/89      11065       12052
       6/90      12895       14034
       6/91      12109       15068
       6/92      14321       17086
       6/93      17238       19411
       6/94      17398       19683
       6/95      20589       24806
       6/96      25805       31250
       6/97      33782       42088
       6/98      43112       54787

       Class B Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       21.67%    19.12%    15.87%

                 Equity
               Investment
                  Fund      S&P 500
               ----------   -------
       6/88      10000       10000
       6/89      11587       12052
       6/90      13503       14034
       6/91      12680       15068
       6/92      14996       17086
       6/93      18037       19411
       6/94      18103       19683
       6/95      21307       24806
       6/96      26504       31250
       6/97      34433       42088
       6/98      43616       54787

       Class C Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       25.80%    19.33%    15.87%

                 Equity
               Investment
                  Fund      S&P 500
               ----------   -------
       6/88      10000       10000
       6/89      11587       12052
       6/90      13503       14034
       6/91      12680       15068
       6/92      14996       17086
       6/93      18035       19411
       6/94      18116       19683
       6/95      21291       24806
       6/96      26487       31250
       6/97      34414       42088
       6/98      43639       54787

       Class S Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       27.90%    20.50%    16.45%

                 Equity
               Investment
                  Fund      S&P 500
               ----------   -------
       6/88      10000       10000
       6/89      11587       12052
       6/90      13503       14034
       6/91      12680       15068
       6/92      14996       17086
       6/93      18050       19411
       6/94      18304       19683
       6/95      21751       24806
       6/96      27332       31250
       6/97      35856       42088
       6/98      45860       54787

[End Line Charts]

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Equity Investment Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109


Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110



Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Bartlett R. Geer
Vice President

F. Gardner Jackson, Jr.
Vice President

Thomas P. Moore, Jr.
Vice President

Brian O'Dell
Vice President

Daniel J. Rice III
Vice President

James M. Weiss
Vice President

John T. Wilson
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary



Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.

Edward M. Lamont
Formerly in banking
(with an affiliate of J.P. Morgan
& Co. in New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Formerly Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

[Back Cover]

State Street Research Equity Investment Fund                       Bulk Rate
One Financial Center                                              U.S. Postage
Boston, MA 02111                                                      PAID
                                                                   Permit #6
                                                                  Hartford, CT




Questions? Comments?
Call us at 1-800-562-0032 or
Write us at:
  State Street Research
  Service Center
  P.O. Box 8408
  Boston, MA 02266-8408
E-mail us at:
  info@ssrfunds.com
Internet site:
  www.ssrfunds.com


[State Street Research Logo]

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Equity Investment Fund prospectus. When used after September 30, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER: 5184-980819(exp0999)SSR-LD                        EIV-205F-0898

[End Back Cover]

[Front Cover]

                             State Street Research
                                  ALPHA FUND

                            ANNUAL REPORT
                            June 30, 1998

                                    WHAT'S INSIDE

                            From the Chairman

                            The economy stars for
                            6th straight year

                            Portfolio Manager's Review

                            Stock selection, diversification
                            aid performance

                            Fund Information

                            Facts and figures

                            Plus, Complete Portfolio Holdings
                            and Financial Statements



[Dalbar Award Graphic]
-----------------------------------
     [Dalbar key in background]
               Dalbar
        Honors Commitment To:
              Investors
                1997
-----------------------------------
[End Dalbar Award Graphic]

           For Excellence
                 in
         Shareholder Service                         State Street Research Funds

[End Front Cover]

FROM THE CHAIRMAN


[Photo: Ralph F. Verni, Chairman]

Dear Shareholder:

If the U.S. economy were a summer movie, the marquee might read: steady growth, low inflation, higher personal income, and confident consumers, starring for 6th straight year. Once again, the financial markets turned good news into strong gains for stocks and bonds here and in many foreign markets.

Stocks

Economic woes in Southeast Asia did not stunt profit growth in the U.S. in the first half of 1998. Most companies continued to report profits in line with expectations, and stock prices rose strongly. Large stocks were favored as investors bought into blue-chip companies able to sustain earnings growth. Small- and mid-cap companies have not done as well.

Bonds
The global economic environment remained bond-friendly. The Federal Reserve has been satisfied to leave interest rates unchanged. News that the federal government will report an estimated surplus of up to $100 billion for fiscal 1998 has helped attract bond investors at home and abroad. Although the U.S. Treasury had less need to borrow, there has been a surge in corporate bond issuance.

International
In Europe, 11 nations are getting ready to adopt a single currency next year. Corporate restructuring, industry consolidation, and maximizing shareholder value--all old themes in the U.S.--have driven European stock markets to strong gains. That prosperity has not been shared by Japan or the emerging markets of Asia, which continue to struggle with weak economies and dwindling capital reserves. Currency problems have also threatened Russia and Brazil.

Looking Ahead
The outlook for U.S. and major European securities markets remains positive. We believe the next major move for the Federal Reserve could be to lower interest rates, not raise them. We also see significant potential for small- and mid-cap domestic stocks to regain investors' support in the period ahead. The full force of Southeast Asia's economic problems has probably not been absorbed, and our managers remain alert to change.

As investors, we have been fortunate to enjoy such good times. We continue to believe there are long-term opportunities for those who stay the course. That's why it is so important to rely on the market perspective and advice of an investment professional. And as always, we thank you for investing in State Street Research.


Sincerely,

/s/ Ralph F. Verni
    Ralph F. Verni
    Chairman
    June 30, 1998

(1)The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also reflects reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3)27.23% for Class B shares; 27.23% for Class C shares; 28.45% for Class S shares.

(4)Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% A share front-end sales charge, or 5% B share or 1% C share contingent deferred sales charge, where applicable. Performance for a specified class includes periods prior to the adoption of class designations in 1993.

(5)S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs.

(6)Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1998)
--------------------------------------------------------------------------------
Total value of $10,000 invested on June 30, 1988(2)
(Class A shares, at maximum applicable sales charge)


[Mountain Chart]

6/88              9550
6/89             11160
6/90             12441
6/91             11659
6/92             13386
6/93             16298
6/94             17001
6/95             19744
6/96             24169
6/97             30803
6/98             39475

[End Mountain Chart]


Average Annual Total Return
(at maximum applicable sales charge)(4,5,6)

               Life of Fund
              (since 8/25/86)    10 Years      5 Years        1 Year
--------------------------------------------------------------------
Class A            13.24%         14.72%        18.26%        22.39%
--------------------------------------------------------------------
Class B            13.34%         14.87%        18.37%        22.23%
--------------------------------------------------------------------
Class C            13.34%         14.86%        18.56%        26.23%
--------------------------------------------------------------------
Class S            13.83%         15.46%        19.77%        28.45%
--------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Alpha Fund: Stock selection, diversification aid performance

[Photo: Bart Geer, Portfolio Manager]
    Bart Geer
Portfolio Manager

We spoke with Bart Geer, portfolio manager of State Street Research Alpha Fund about the Fund's performance for the year ended June 30, 1998 and his views on the period ahead.

Q: How did the Fund perform during the fiscal year?

A: It was a strong year for the Fund relative to its peer group. Class A shares returned 28.15% for the twelve months ended June 30, 1998 [does not reflect sales charge].3 That was higher than the average equity income fund, which returned 20.94%, as reported by Lipper Analytical Services, Inc. The Fund slightly underperformed the Standard & Poor's 500 Stock Price Index (S&P 500), which gained 30.17% for the same period.1

Q: What contributed to performance?
A: Stock selection was important to performance. We sought companies with steady revenue growth prospects and which had profit margins that we felt could be sustained over a long period. We found such companies in a variety of industries, including insurance, publishing, utilities, health care and food. Diversification among asset classes and geographic areas also aided performance. We invested in common stocks, convertible and high-yield bonds. We also held investments in Canada and Europe.

Q: Why were Canadian and European companies attractive?
A: At the end of the period, investments in Canada and Europe accounted for 15% of portfolio assets. The strong U.S. dollar provided us with an opportunity to buy stocks in these areas at very attractive prices. In addition, both Canada and Europe lagged in recovering from the recession of the early 1990s. We found several attractive companies in both regions that we believe are in the early phase of economic turnaround. In contrast, we think U.S. companies are in the later stage of economic recovery.

Q: How did your investment style affect performance?
A: Even though returns were relatively strong, we believe two factors held back performance--our "value" approach to investing and our emphasis on mid-cap company stocks. As value investors, we seek stocks that are selling at relatively low prices compared to the intrinsic value of the assets of the underlying companies. Typically, value stocks have low relative price/book ratios (P/B) and relatively low price/earnings ratios (P/E). Also, we invested in mid-cap companies, with the average equity market capitalization for the Fund being around $3.5 billion. Both of these strategies were out of favor during the period, as investors preferred large-company growth stocks. However, the Fund's returns were favorable when measured against those of its peers.

Q: What is your outlook?
A: In calendar year 1998, we are in the fourth consecutive year of double-digit returns on stocks. That has made stock prices high relative to earnings. In addition, we believe the full impact of the economic problems in Asia has yet to be felt by U.S. companies. Going forward, Asia's troubles could result in lower profits for U.S. companies and a more volatile U.S. stock market. Although the investments we hold in the Fund tend to lag other types of stocks during strong market upturns, they provide yield and some downside protection in less attractive markets. We believe that we have constructed a portfolio that has the potential to provide shareholders with favorable, risk-adjusted returns in both up and down markets.

June 30, 1998

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Stock Positions
(by percentage of net assets)

1      Ball Containers                                                 3.1%
2      Hollinger International Newspaper publishing                    2.9%
3      Williams Companies Gas, petroleum,
       telecommunications                                              2.7%
4      Cabot Carbon black, oil, gas                                    2.2%
5      Laidlaw Waste management                                        2.1%
6      National Bank of Canada Banking                                 2.1%
7      Mark IV Industries Power transfer equipment                     2.0%
8      Abitibi Consolidated Newsprint                                  2.0%
9      RSL Communications Telecommunications                           2.0%
10     A.C. Nielson Marketing, information analysis                    1.9%

These securities represent an aggregate of 23.0% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities or industries listed in this table or in the text above.


[Bar Chart]

Top 5 Equity Industries
(by percentage of net assets)

Printing &            7.2%
Publishing
Chemical              7.1%
Diversified           6.6%
Electric              6.5%
Insurance             5.5%

Total: 32.9%

[End Bar Chart]


Best and Worst Contributors to Performance
(July 1, 1997 through June 30, 1998)
Best [Arrow Up]
================================================================================
Unisys
Benefited from continued growth of services segment.
Mapco
Bought out by Williams Cos. in a stock-for-stock deal.
America West
Benefited from growing capacity, improved pricing and decreased fuel costs.

Worst [Arrow Down]
================================================================================
Exide
Earnings have lagged, and under investigation for selling used batteries as new.
Teradyne
Semi-conductor test equipment manufacturer has seen business slow in Asian situation.
Abitibi Consolidated
Canadian newsprint manufacturer under pressure from a strike and weak pricing for newsprint.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1998

--------------------------------------------------------------------------------
                                                                 Value
                                                 Shares         (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 75.7%
Basic Industries 21.1%
Chemical 6.6%
Cabot Corp. ..................................   280,500      $ 9,063,657
Cordant Technologies Inc. ....................    95,200        4,391,100
Lyondell Petrochemical Co. ...................   179,900        5,475,707
Mississippi Chemical Corp. ...................   350,000        5,753,125
Rohm & Haas Co. ..............................    28,000        2,910,250
                                                               ----------
                                                               27,593,839
                                                               ----------
Diversified 6.5%
Johnson Controls Inc. ........................    57,800        3,305,437
Mark IV Industries Inc. ......................   390,095        8,435,805
Ogden Corp. ..................................   270,000        7,475,625
Tomkins PLC* ................................. 1,465,000        7,950,253
                                                               ----------
                                                               27,167,120
                                                               ----------
Forest Product 2.0%
Abitibi-Consolidated Inc. ....................   640,200        8,202,563
                                                               ----------
Machinery 2.3%
Harsco Corp. .................................   100,000        4,581,250
Howmet International Inc.* ...................   184,600        2,769,000
Sundstrand Corp. .............................    38,400        2,198,400
                                                               ----------
                                                                9,548,650
                                                               ----------
Metal & Mining 1.0%
Kennametal Inc. ..............................    95,000        3,966,250
Sheffield Steel Corp.* .......................     2,500            5,000
                                                               ----------
                                                                3,971,250
                                                               ----------
Truckers 2.7%
CNF Transportation Inc. ......................    60,000        2,550,000
Laidlaw Inc. .................................   720,000        8,775,000
                                                               ----------
                                                               11,325,000
                                                               ----------
Total Basic Industries .................................       87,808,422
                                                               ----------
Consumer Cyclical 11.9%
Airline 0.7%
America West Holdings Corp. Cl. B* ...........   100,000        2,856,250
                                                               ----------
Automotive 3.9%
Exide Corp. ..................................   397,100        6,676,244
Gencorp Inc. .................................   130,000        3,282,500
Renault SA* ..................................   112,500        6,399,035
                                                               ----------
                                                               16,357,779
                                                               ----------
Hotel & Restaurant 3.7%
Ameriking Inc.* ..............................     1,000           50,000
Harrah's Entertainment Inc.* .................   310,800        7,226,100
MGM Grand Inc.* ..............................   142,000        4,481,875


Mirage Resorts Inc.* .........................   178,300      $ 3,800,019
Motels of America Inc.*[dagger] ..............       500            5,000
                                                               ----------
                                                               15,562,994
                                                               ----------
Recreation 1.9%
GTech Holdings Corp.* ........................   107,900        3,634,882
U.S.A. Networks Inc.* ........................   166,900        4,193,363
                                                               ----------
                                                                7,828,245
                                                               ----------
Retail Trade 1.7%
Fred Meyer Inc.* .............................    10,943          465,077
Hannaford Brothers Co. .......................   119,500        5,258,000
Kroger Co.* ..................................    34,800        1,492,050
                                                               ----------
                                                                7,215,127
                                                               ----------
Total Consumer Cyclical ................................       49,820,395
                                                               ----------
Consumer Staple 15.9%
Business Service 3.3%
A.C. Nielson Corp.* ..........................   315,800        7,973,950
Hillenbrand Industries Inc. ..................    56,300        3,378,000
Pagemart Nationwide Inc.*[dagger] ............     1,750           15,750
Protection One Inc.* .........................    36,400          398,125
U.S.A. Waste Services Inc.* ..................    33,200        1,639,250
Viatel Inc.* .................................    18,050          306,850
                                                               ----------
                                                               13,711,925
                                                               ----------
Container 3.2%
Ball Corp. ...................................   325,000       13,060,937
                                                               ----------
Food & Beverage 1.7%
Hussmann International Inc.* .................    57,000        1,058,063
Keebler Foods Co.* ...........................   125,000        3,437,500
Seven-Up / RC Bottling Co. of Southern
   California* ...............................     8,750          105,000
Whitman Corp. ................................   114,000        2,614,875
                                                               ----------
                                                                7,215,438
                                                               ----------
Hospital Supply 2.9%
Quorum Health Group Inc.* ....................    40,000        1,075,000
Tenet Healthcare Corp. .......................   135,000        4,218,750
Trigon Healthcare Inc.* ......................    65,000        2,352,187
U.S. Surgical Corp. ..........................   100,000        4,562,500
                                                               ----------
                                                               12,208,437
                                                               ----------
Printing & Publishing 4.8%
Hollinger International, Inc. Cl. A* .........   118,900        2,021,300
Lagardere SCA* ...............................   106,400        4,429,499
Torstar Corp. Cl. B ..........................   177,000        5,657,098
Valassis Communications Inc. .................   202,100        7,793,482
                                                               ----------
                                                               19,901,379
                                                               ----------
Total Consumer Staple ..................................       66,098,116
                                                               ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Value
                                                    Shares         (Note 1)
--------------------------------------------------------------------------------
Energy 2.0%
Oil 1.4%
Oryx Energy Co. .................................    65,100       $ 1,440,338
Seagull Energy Corp.* ...........................   137,000         2,269,062
Tosco Corp. .....................................    75,600         2,220,750
                                                                  -----------
                                                                    5,930,150
                                                                  -----------
Oil Service 0.6%
British Steel PLC* .............................. 1,082,900         2,380,483
                                                                  -----------
Total Energy ..............................................         8,310,633
                                                                  -----------
Finance 9.6%
Bank 3.5%
Bank of New York Inc. ...........................    88,200         5,352,637
National Bank of Canada .........................   442,300         8,647,237
Southtrust Corp. ................................    15,000           652,500
                                                                  -----------
                                                                   14,652,374
                                                                  -----------
Financial Service 0.6%
Financial Security Assurance Co.* ...............    25,800         1,515,750
Heller Financial Inc. Cl. A* ....................    30,000           900,000
                                                                  -----------
                                                                    2,415,750
                                                                  -----------
Insurance 5.5%
Ace Ltd. ........................................   150,000         5,850,000
AMBAC Inc. ......................................    88,300         5,165,550
Mid Ocean Ltd. ..................................    90,000         7,065,000
UNUM Corp. ......................................    85,000         4,717,500
                                                                  -----------
                                                                   22,798,050
                                                                  -----------
Total Finance .............................................        39,866,174
                                                                  -----------
Science & Technology 3.6%
Electronic Equipment 0.8%
Teradyne Inc.* ..................................   131,300         3,512,275
                                                                  -----------
Office Equipment 2.8%
Lexmark International Group Inc. Cl. A* .........    72,500         4,422,500
Unisys Corp. ....................................   252,700         7,138,775
                                                                  -----------
                                                                   11,561,275
                                                                  -----------
Total Science & Technology ................................        15,073,550
                                                                  -----------
Utility 11.6%
Electric 6.5%
Edison International Corp. ......................   120,000         3,547,500
GPU Inc. ........................................   100,700         3,807,719
Illinova Corp. ..................................    51,400         1,542,000
Interstate Energy Corp.* ........................    60,000         1,950,000
Montana Power Co. ...............................    45,000         1,563,750
OGE Energy Corp. ................................   140,000         3,780,000
Pinnacle West Capital Corp. .....................   124,300         5,593,500
Western Resources Inc. ..........................   135,000         5,239,687
                                                                  -----------
                                                                   27,024,156
                                                                  -----------


Natural Gas 2.8%
TransTexas Gas Corp.* ...........................    48,000      $    426,000
Williams Companies Inc. .........................   334,998        11,306,183
                                                                  -----------
                                                                   11,732,183
                                                                  -----------
Telephone 2.3%
Celcaribe SA*[dagger] ...........................    69,918           279,672
Global Telesystems Group Inc.* ..................    24,400         1,189,500
RSL Communications Ltd. Cl. A* ..................   270,500         8,115,000
                                                                  -----------
                                                                    9,584,172
                                                                  -----------
Total Utility .............................................        48,340,511
                                                                  -----------
Total Common Stocks (Cost $256,409,642)....................       315,317,801
                                                                  -----------

CONVERTIBLE PREFERRED STOCKS & OTHER 9.1%
Advanced Radio Telecom Corp. Wts.* ...................     3,750            45,938
Ameriking Inc. Sr. Exch. Pfd.[diamond] ...............    48,425         1,307,475
Clark U.S.A. Inc. Sr. Exch. Pfd.[diamond] ............       528           559,680
Clearnet Communications Inc. Wts.* ...................     3,300            29,700
Cluett American Corp. Sr. Exch. Pfd.[dagger][diamond].    18,000         1,813,500
Concentric Network Corp. Wts.*[dagger] ...............     1,500           180,000
Cooper Industries Inc. Exch. Note* ...................   180,000         3,172,500
Crown Packaging Holdings Ltd. Wts.*[dagger] ..........     2,000             1,000
DECS Trust Exch. Pfd. ................................   155,300         2,135,375
Econophone Inc. Wts.*[dagger] ........................     1,500            45,000
Golden Ocean Group Ltd. Wts.* ........................     2,000            18,000
Granite Broadcasting Corp. Cv. Pfd. ..................    10,000           602,500
Heartland Wireless Communications, Inc.
   Wts.*[dagger] .....................................     1,500                15
Hollinger International, Inc. Cv. Pfd. ...............   625,100         9,845,325
ICG Holdings Inc. Exch. Pfd.* ........................       660           772,200
KTI Inc. Exch. Pfd.[dagger] ..........................    40,000         1,840,000
Laboratory Corp. Exch. Pfd.* .........................     8,200           442,800
Loral Orion Network Systems Inc. Wts.* ...............     1,250            20,000
Nextel Communications Inc. Series D Exch.
   Pfd.[diamond] ......................................     1,097         1,196,004
North Atlantic Trading Inc. Sr. Pfd.[diamond] .........    55,549         1,388,725
NS Group Inc. Wts.* ..................................       250            25,000
Pagemart Inc. Wts.*[dagger] ..........................     3,450            27,600
Primus Telecommunications Group Wts.* ................       500            10,000
RSL Communications Ltd. Wts.*[dagger] ................       500            50,000
Salomon Inc. Cv. Pfd.* ...............................    45,000         2,137,500
Supermarkets General Holdings Corp. Exch.
   Pfd.[diamond] .....................................    80,000         2,480,000
Tesoro Petroleum Corp. Cv. Pfd.* .....................   376,800         6,005,250
Winstar Communications Cv. Pfd.[diamond] .............    41,209         1,912,355
Wireless One Inc. Wts.* ..............................     1,500                15
                                                                       -----------
Total Convertible Preferred Stocks & Other
   (Cost $32,839,545).................................................  38,063,457
                                                                       -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                      Principal          Maturity             Value
                                       Amount              Date              (Note 1)
--------------------------------------------------------------------------------------
NON-CONVERTIBLE BONDS 11.2%
Advanstar Commerce Inc. Sr.
  Note, 9.25%[dagger] .............. $  500,000          5/01/2008          $ 503,125
American Pacific Corp. Sr. Note,
  9.25%[dagger] ....................    250,000          3/01/2005            258,125
Ameristar Casinos Inc. Sr. Sub.
  Note, 10.50% .....................    850,000          8/01/2004            884,000
Archibald Candy Corp. Sr. Sec.
  Note, 10.25% .....................  1,250,000          7/01/2004          1,325,000
Celcaribe SA Sr. Sec. Note,
  0.00% to 3/14/98, 13.50%
  from 3/15/98 to maturity .........    430,000          3/15/2004            442,900
Cellnet Data Systems Inc. Sr.
  Note Series B, 0.00% to
  9/30/2002, 14.00% from
  10/1/2002 to maturity ............  2,250,000         10/01/2007          1,226,250
Concentric Network Corp. Sr.
  Note, 12.75% .....................  1,500,000         12/15/2007          1,597,500
Dobson Communications Corp.
  Sr. Note, 11.75% .................    250,000          4/15/2007            271,250
Econophone Inc. Sr. Note,
  13.50% ...........................  1,750,000          7/15/2007          1,960,000
Elgin National Industries Inc. Sr.
  Note Series B, 11.00% ............    500,000         11/01/2007            530,000
Empire Gas Corp. Sr. Sec. Note,
  7.00% to 7/14/99, 12.875%
  from 7/15/99 to maturity .........  1,500,000          7/15/2004          1,387,500
Envirosource Inc. Note, 9.75% ......  1,250,000          6/15/2003          1,262,500
Falcon Holding Group LP Sr.
  Deb., 8.375%[dagger] .............    500,000          4/15/2010            495,000
First Wave Marine Inc. Sr. Note,
  11.00% ...........................    250,000          2/01/2008            260,000
Frontier Corp. Sr. Note, 9.125%.....  1,000,000          2/15/2006          1,010,000
General Binding Corp. Sr. Sub.
  Note, 9.375%[dagger] .............    750,000          6/01/2008            761,250
Golden Ocean Group Ltd. Sr.
  Note, 10.00%[dagger] .............  3,000,000          8/31/2001          2,235,000
Great Central Mines Ltd. Sr.
  Note, 8.875%[dagger] .............  1,250,000          4/01/2008          1,228,125
International Shipholding Corp.
  Sr. Note Series B, 7.75% .........    500,000         10/15/2007            488,750
Intertek Finance PLC Series B
  Sr. Sub. Note, 10.25% ............  1,000,000         11/01/2006          1,045,000
Ionica PLC Sr. Note, 13.50% ........    500,000          8/15/2006            300,000
J. Crew Group Inc. Sr. Deb.
  Note, 0.00% to 10/14/2002,
  13.125% from 10/15/2002 to
  maturity .........................    250,000         10/15/2008            140,000


J. Crew Operating Corp. Sr. Sub.
  Note, 10.375% .................... $1,000,000         10/15/2007          $ 955,000
J.B. Poindexter Inc. Sr. Note,
  12.50% ...........................  1,750,000          5/15/2004          1,750,000
Johnstown America Industries
  Inc. Sr. Sub. Note, 11.75% .......    250,000          8/15/2005            276,875
Loehmanns Inc. Sr. Note,
  11.875% ..........................    500,000          5/15/2003            492,500
Microcell Telecommunications
  Sr. Note Series B, 0.00% to
  10/14/2002, 11.125% from
  10/15/2002 to maturity ...........    825,000         10/15/2007            353,441
North Atlantic Trading Inc. Sr.
  Note, 11.00% .....................  1,000,000          6/15/2004          1,000,000
Orion Network Systems Inc. Sr.
  Note, 11.25% .....................  1,250,000          1/15/2007          1,387,500
Owens-Illinois Inc. Sr. Deb.,
  7.50% ............................  2,000,000          5/15/2010          2,027,940
Packaging Resources Inc. Sr.
  Sec. Note, 11.625% ...............    250,000          5/01/2003            245,000
Pagemart Nationwide Inc. Sr.
  Note, 0.00% to 1/31/2000,
  15.00% from 2/1/2000 to
  maturity .........................    825,000          2/01/2005            750,750
Phase Metrics Inc. Sr. Note,
  10.75%[dagger] ...................  1,500,000          2/01/2005          1,110,000
Primus Telecommunications
  Group Sr. Note, 11.75% ...........    250,000          8/01/2004            270,000
Real Time Data Inc. Note,
  0.00% to 8/14/2001, 13.50%
  from 8/15/2001 to maturity[dagger]  3,000,000          8/15/2006          1,710,000
RSL Communications Ltd. Sr.
  Note, 12.25% .....................  1,250,000         11/15/2006          1,412,500
Shop Vac Corp. Sr. Sec. Note,
  10.625% ..........................    500,000          9/01/2003            546,250
Silgan Holdings Inc. Sub. Deb.,
  13.25% ...........................    279,000          7/15/2006            315,270
Spanish Broadcasting Systems
  Inc. Sr. Note, 12.50% ............    500,000          6/15/2002            570,000
Startec Global Communications
  Sr. Note, 12.00%[dagger] .........  1,000,000          5/15/2008            972,500
Tenet Healthcare Corp. Sr. Note,
  8.00% ............................  1,000,000          1/15/2005          1,027,500
Transamerican Energy Corp. Sr.
  Sec. Note Series B, 0.00% to
  6/14/2000, 13.00% from
  6/15/2000 to maturity ............    500,000          6/15/2002            410,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                       Principal     Maturity        Value
                                        Amount         Date         (Note 1)
----------------------------------------------------------------------------
Transamerican Energy Corp. Sr.
  Sec. Note Series B, 11.50% ........ $1,500,000     6/15/2002   $ 1,380,000
U.S.A. Mobile Communications
  Inc. Sr. Note, 9.50% ..............  1,250,000     2/01/2004     1,131,250
Unilab Corp. Sr. Note, 11.00% .......    750,000     4/01/2006       791,250
Viatel Inc. Sr. Note Series A,
  0.00% to 4/14/2003, 12.50%
  from 4/15/2003 to maturity[dagger].  2,050,000     4/15/2008     1,240,250
Viatel Inc. Sr. Note Series A,
  11.25%[dagger] ....................  2,750,000     4/15/2008     2,887,500
Westpoint Stevens Inc. Sr. Note,
  7.875%[dagger] ....................  1,750,000     6/15/2008     1,750,000
Wireless One Inc. Sr. Note,
  13.00% ............................    750,000    10/15/2003       176,250
                                                                  ----------
Total Non-Convertible Bonds (Cost $46,643,351)................    46,550,801
                                                                  ----------
CONVERTIBLE BONDS 1.2%
Crown Resources Corp. Cv. Sub.
  Deb., 5.75% .......................  1,500,000     8/27/2001     1,200,000
Winstar Communications Inc. Sr.
  Sub. Cv. Note, 0.00% to
  10/14/2000, 14.00% from
  10/15/2000 to maturity[dagger] ....  2,150,000    10/15/2005     3,225,000
Winstar Equipment Corp. Sr.
  Sec. Exch. Note, 12.50% ...........    375,000     3/15/2004       427,500
                                                                  ----------
Total Convertible Bonds (Cost $2,971,614)....................      4,852,500
                                                                  ----------
COMMERCIAL PAPER 4.1%
American Express Credit Corp.,
  5.66% .............................  6,824,000     7/06/1998     6,824,000
Chevron Inc., 5.72% .................    819,000     7/06/1998       819,000
Ford Motor Credit Co., 5.46% ........    356,000     7/01/1998       356,000
Ford Motor Credit Co., 6.15% ........  6,000,000     7/01/1998     6,000,000
Household Finance Corp.,
  5.65% .............................  2,918,000     7/07/1998     2,918,000
                                                                  ----------
Total Commercial Paper (Cost $16,917,000).....................    16,917,000
                                                                  ----------
REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.,
  dated 6/30/98, repurchase
  proceeds $579,068,
  collateralized by $590,000
  U.S. Treasury Note, 5.75%,
  due 4/30/2003, market value
  $599,656 ..........................    579,000     7/01/1998       579,000
                                                                  ----------
Total Repurchase Agreements (Cost $579,0000) ..................      579,000
                                                                  ----------


--------------------------------------------------------------------------------
                                                               Value
                                               Shares         (Note 1)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 6.5%
State Street Navigator Securities Lending
   Prime Portfolio ......................    26,829,511     $ 26,829,511
                                                            ------------
Total Short-Term Investments (Cost $26,829,511) ....          26,829,511
                                                            ------------
Total Investments (Cost $383,189,663)--107.9%.......         449,110,070
Cash and Other Assets, Less Liabilities--(7.9%) ....         (32,750,552)
                                                            ------------
Net Assets--100.0% .................................        $416,359,518
                                                            ============
Federal Income Tax Information:

At June 30, 1998, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $383,391,913 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost ..............................................   $ 77,181,276
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value ............................................   (11,463,119)
                                                            ------------
                                                             $65,718,157
                                                            ============

--------------------------------------------------------------------------------

        *    Nonincome-producing securities.
             ADR stands for American Depositary Receipt, representing ownership of foreign securities.
[diamond]    Payments of income may be made in cash or in the form of additional securities.
 [dagger]    Security restricted in accordance with Rule 144A under the
             Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1998 was $19,970,685 and $22,633,412 (5.44% of net assets), respectively.

Forward currency exchange contracts outstanding at June 30, 1998 are as follows:

                                                                 Unrealized
                                                                Appreciation    Delivery
                            Total Value     Contract Price     (Depreciation)     Date
----------------------------------------------------------------------------------------
Sell Canadian dollars,
  Buy U.S. dollars          530,000   CAD   0.70033   CAD         $ 10,814       7/23/98
Sell Canadian dollars,
  Buy U.S. dollars       18,701,834   CAD   0.67912   CAD          (26,881)      9/15/98
Sell French francs,
  Buy U.S. dollars       48,890,427   FRF   0.16689   FRF           57,129       7/30/98
Sell French francs,
  Buy U.S. dollars       12,148,000   FRF   0.16464   FRF          (13,175)      7/30/98
Sell Pound Sterling,
  Buy U.S. dollars        6,352,080   GBP   1.66194   GBP          (31,507)      7/30/98
                                                                  --------
                                                                  $(3,620)
                                                                  ========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1998

Assets
Investments, at value (Cost $383,189,663) (Note 1)....................    $449,110,070
Cash .................................................................             671
Receivable for fund shares sold ......................................       1,857,469
Dividends and interest receivable ....................................       1,763,398
Receivable for securities sold .......................................       1,536,998
Receivable for open forward contracts ................................          67,943
Receivable from Distributor (Note 3) .................................           5,400
Other assets .........................................................          70,322
                                                                          ------------
                                                                           454,412,271
Liabilities
Payable for collateral received on securities loaned .................      26,829,511
Payable for securities purchased .....................................       9,591,768
Payable for fund shares redeemed .....................................         441,980
Accrued transfer agent and shareholder services
  (Note 2) ...........................................................         245,921
Accrued management fee (Note 2) ......................................         228,636
Dividends payable ....................................................         212,977
Accrued distribution and service fees (Note 5) .......................         196,417
Payable for open forward contracts ...................................          71,563
Accrued trustees' fees (Note 2) ......................................          23,725
Other accrued expenses ...............................................         210,255
                                                                          ------------
                                                                            38,052,753
                                                                          ------------
Net Assets                                                                $416,359,518
                                                                          ============
Net Assets consist of:
 Undistributed net investment income .................................    $    709,450
 Unrealized appreciation of investments ..............................      65,920,407
 Unrealized depreciation of foreign currency and
   forward contracts .................................................          (4,274)
 Accumulated net realized gain .......................................      15,836,634
 Paid-in capital .....................................................     333,897,301
                                                                          ------------
                                                                          $416,359,518
                                                                          ============
Net Asset Value and redemption price per share of
  Class A shares ($125,401,955 [divided by] 7,463,083 shares).........          $16.80
                                                                                ======
Maximum Offering Price per share of Class A shares
  ($16.80 [divided by] .955)..........................................          $17.59
                                                                                ======
Net Asset Value and offering price per share of
  Class B shares ($174,835,070 [divided by] 10,445,474
  shares)* ...........................................................          $16.74
                                                                                ======
Net Asset Value and offering price per share of
  Class C shares ($26,777,288 [divided by] 1,602,712 shares)*.........          $16.71
                                                                                ======
Net Asset Value, offering price and redemption price
  per share of Class S shares ($89,345,205 [divided by]
  5,319,529 shares) ..................................................          $16.80
                                                                                ======
--------------------------------------------------------------------------------------

* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended June 30, 1998

Investment Income
Dividends, net of foreign taxes of $142,126...................    $ 5,453,423
Interest (Note 1) ............................................      4,461,511
                                                                  -----------
                                                                    9,914,934
Expenses
Management fee (Note 2) ......................................      1,949,340
Transfer agent and shareholder services (Note 2) .............        617,665
Custodian fee ................................................        189,816
Service fee-Class A (Note 5) .................................        241,655
Distribution and service fees-Class B (Note 5) ...............      1,178,421
Distribution and service fees-Class C (Note 5) ...............        157,925
Registration fees ............................................        119,363
Reports to shareholders ......................................         54,091
Trustees' fees (Note 2) ......................................         48,833
Audit fee ....................................................         30,782
Legal fees ...................................................          7,582
Miscellaneous ................................................          4,892
                                                                  -----------
                                                                    4,600,365
Expenses borne by the Distributor (Note 3) ...................        (51,193)
                                                                  -----------
                                                                    4,549,172
                                                                  -----------
Net investment income ........................................      5,365,762
                                                                  -----------
Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4) .............     30,494,865
Net realized loss on foreign currency and forward
  contracts (Note 1) .........................................       (423,568)
                                                                  -----------
  Total net realized gain ....................................     30,071,297
                                                                  -----------
Net unrealized appreciation of investments ...................     32,462,280
Net unrealized appreciation of foreign currency and
  forward contracts ..........................................        158,925
                                                                  -----------
  Total net unrealized appreciation ..........................     32,621,205
                                                                  -----------
Net gain on investments, foreign currency and
  forward contracts ..........................................     62,692,502
                                                                  -----------
Net increase in net assets resulting from operations .........    $68,058,264
                                                                  ===========



The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
June 30, 1998


                                               Years ended June 30
                                         -------------------------------
                                              1997              1998
------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ................   $  3,408,908      $  5,365,762
Net realized gain on
  investments, foreign currency
  and forward contracts ..............     12,970,640        30,071,297
Net unrealized appreciation
  of investments, foreign
  currency and forward contracts           20,158,095        32,621,205
                                         ------------      ------------
Net increase resulting from
  operations .........................     36,537,643        68,058,264
                                         ------------      ------------
Dividends from net investment
  income:
  Class A .............................    (1,175,982)       (1,799,241)
  Class B .............................      (613,879)       (1,117,871)
  Class C .............................       (66,794)         (180,265)
  Class S .............................    (1,191,787)       (1,445,033)
                                         ------------      ------------
                                           (3,048,442)       (4,542,410)
                                         ------------      ------------
Distributions from net realized
  gains:
  Class A .............................    (6,343,780)       (8,828,000)
  Class B .............................    (3,837,994)       (9,977,340)
  Class C .............................      (219,488)       (1,257,633)
  Class S .............................    (5,623,211)       (6,735,342)
                                         ------------      ------------
                                          (16,024,473)      (26,798,315)
                                         ------------      ------------
Net increase from fund share
  transactions (Note 6) ..............     83,963,174       167,523,185
                                         ------------      ------------
Total increase in net assets .........    101,427,902       204,240,724

Net Assets
Beginning of year ....................    110,690,892       212,118,794
                                         ------------      ------------
End of year (including
  undistributed net investment
  income of $296,672 and
  $709,450, respectively) ............   $212,118,794      $416,359,518
                                         ============      ============


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998

Note 1

State Street Research Alpha Fund, formerly State Street Research Equity Income Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Alpha Fund, State Street Research Equity Investment Fund, State Street Research Global Resources Fund and State Street Research Athletes Fund.

The Fund seeks to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in securities convertible into common stocks. The Fund seeks to provide a higher income yield than that of the Standard & Poor's 500 Stock Index. The Fund has authority to invest from time to time in lower rated fixed income securities.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securi-


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

ties Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, approved by the Trustees, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain preferred securities held by the Fund pay dividends in the form of additional securities (payment-in-kind securities). Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. Differences between the market value of securities received and the corresponding amounts of income accrued are recorded as adjustments to income. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 1998, the Fund has designated its distributions from net realized gains as $6,336,383 from 20% rate gains and $8,175,921 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Forward Contracts and Foreign Currencies
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Securities Lending
The Fund may seek additional income by lending portfolio securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 1998, the value of the securities loaned and the value of collateral were $25,503,803 and $26,829,511, respectively. During the year ended June 30, 1998, income from securities lending amounted to $63,989 and is included in interest income.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1998, the fees pursuant to such agreement amounted to $1,949,340.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition,

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 2 (cont'd)
Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1998, the amount of such shareholder servicing and account maintenance expenses was $273,599.

The fees of the Trustees not currently affiliated with the Adviser amounted to $48,833 during the year ended June 30, 1998.


Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $51,193.


Note 4
For the year ended June 30, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $296,892,135 and $156,230,104, respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1998, fees pursuant to such plan amounted to $241,655, $1,178,421 and $157,925 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $105,756 and $429,745, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1998, and that MetLife Securities, Inc. earned commissions aggregating $1,303,055 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $95,196 and $1,122 on redemptions of Class B and Class C shares, respectively, during the same period.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                                           Years ended June 30
                                                     ----------------------------------------------------------------
                                                                1997                               1998
                                                     ------------------------------   -------------------------------
Class A                                                Shares             Amount          Shares             Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold                                           1,551,622      $  21,339,862       2,949,813      $  47,114,911
Issued upon reinvestment of:
 Distributions from net realized gains .........        497,882          5,949,190         553,080          8,327,638
 Dividends from net investment income ..........         78,757          1,077,039         102,726          1,649,472
Shares repurchased .............................       (554,634)        (7,538,567)       (925,964)       (14,870,574)
                                                      ---------      -------------       ---------      -------------
Net increase ...................................      1,573,627      $  20,827,524       2,679,655      $  42,221,447
                                                      =========      =============       =========      =============
Class B                                                Shares             Amount          Shares             Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold ....................................      3,152,047      $  43,148,521       5,798,007      $  92,300,816
Issued upon reinvestment of:
 Distributions from net realized gains .........        296,462          3,540,487         616,819          9,237,865
 Dividends from net investment income ..........         32,330            444,756          62,427            894,047
Shares repurchased .............................       (469,237)        (6,363,046)       (892,024)       (14,277,520)
                                                     ----------      -------------       ---------      -------------
Net increase ...................................      3,011,602      $  40,770,718       5,585,229      $  88,155,208
                                                     ==========      =============       =========      =============
Class C (Formerly Class D)                             Shares             Amount          Shares             Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold ....................................        657,453      $   9,099,018       1,104,564      $  17,816,137
Issued upon reinvestment of:
 Distributions from net realized gains .........         17,516            208,976          77,469          1,158,998
 Dividends from net investment income ..........          4,050             56,205          10,006            160,435
Shares repurchased .............................       (130,981)        (1,774,765)       (237,675)        (3,760,763)
                                                     ----------      -------------       ---------      -------------
Net increase ...................................        548,038      $   7,589,434         954,364      $  15,374,807
                                                     ==========      =============       =========      =============
Class S (Formerly Class C)                             Shares             Amount          Shares             Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold ....................................      1,772,262      $  23,914,041       2,483,912      $  40,481,661
Issued upon reinvestment of:
 Distributions from net realized gains .........        470,421          5,622,233         447,035          6,734,398
 Dividends from net investment income ..........         87,937          1,191,070          90,030          1,443,084
Shares repurchased .............................     (1,167,373)       (15,951,846)     (1,702,870)       (26,887,420)
                                                     ----------      -------------      ----------      -------------
Net increase ...................................      1,163,247      $  14,775,498       1,318,107      $  21,771,723
                                                     ==========      =============      ==========      =============

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                     Class A
                                                            ------------------------------------------------------------
                                                                               Years ended June 30
                                                            ------------------------------------------------------------
                                                             1994        1995(1)      1996(1)      1997(1)      1998(1)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                        10.79        10.87        11.70        13.85        14.86
                                                              -----        -----       ------        -----        -----
 Net investment income ($)*                                    0.24         0.28         0.23         0.33         0.33
 Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                   0.25         1.37         2.36         2.90         3.56
                                                              -----        -----       ------        -----        -----
Total from investment operations ($)                           0.49         1.65         2.59         3.23         3.89
                                                              -----        -----       ------        -----        -----
 Dividends from net investment income ($)                     (0.26)       (0.28)       (0.28)       (0.28)       (0.28)
 Distributions from net realized gains ($)                    (0.15)       (0.54)       (0.16)       (1.94)       (1.67)
                                                             ------       ------      -------       ------       ------
Total distributions ($)                                       (0.41)       (0.82)       (0.44)       (2.22)       (1.95)
                                                             ------       ------      -------       ------       ------
Net asset value, end of year ($)                              10.87        11.70        13.85        14.86        16.80
                                                             ======       ======      =======       ======       ======
Total return(2) (%)                                            4.30        16.12        22.41        27.45        28.15
Ratios/supplemental data:
Net assets at end of year ($ thousands)                      40,484       37,327       44,464       71,087      125,402
Ratio of operating expenses to average net
 assets (%)*                                                   1.50         1.42         1.25         1.25         1.24
Ratio of net investment income to average net
 assets (%)*                                                   2.42         2.55         1.78         2.43         2.06
Portfolio turnover rate (%)                                   73.96        67.50       111.13        63.33        52.99
*Reflects voluntary reduction of expenses per share of
these amounts (Note 3) ($)                                     0.05         0.05         0.03         0.02         0.00

                                                                                     Class B
                                                            ------------------------------------------------------------
                                                                               Years ended June 30
                                                            ------------------------------------------------------------
                                                             1994        1995(1)      1996(1)      1997(1)      1998(1)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                        10.79        10.86        11.68        13.82        14.81
                                                              -----        -----       ------        -----        -----
 Net investment income ($)*                                    0.21         0.21         0.13         0.22         0.21
 Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                   0.21         1.38         2.36         2.89         3.55
                                                              -----        -----       ------        -----        -----
Total from investment operations ($)                           0.42         1.59         2.49         3.11         3.76
                                                              -----        -----       ------        -----        -----
 Dividends from net investment income ($)                     (0.20)       (0.23)       (0.19)       (0.18)       (0.16)
 Distributions from net realized gains ($)                    (0.15)       (0.54)       (0.16)       (1.94)       (1.67)
                                                             ------       ------      -------       ------       ------
Total distributions ($)                                       (0.35)       (0.77)       (0.35)       (2.12)       (1.83)
                                                             ------       ------      -------       ------       ------
Net asset value, end of year ($)                              10.86        11.68        13.82        14.81        16.74
                                                             ======       ======      =======       ======       ======
Total return(2) (%)                                            3.79        15.43        21.60        26.45        27.23
Ratios/supplemental data:
Net assets at end of year ($ thousands)                      10,752       16,130       25,543       71,986      174,835
Ratio of operating expenses to average net
 assets (%)*                                                   2.00         2.00         2.00         2.00         1.99
Ratio of net investment income to average net
 assets (%)*                                                   1.80         1.95         1.05         1.65         1.32
Portfolio turnover rate (%)                                   73.96        67.50       111.13        63.33        52.99
*Reflects voluntary reduction of expenses per share of
these amounts (Note 3) ($)                                     0.07         0.05         0.03         0.02         0.00
------------------------------------------------------------------------------------------------------------------------

(1) Per-share figures have been calculated using the average shares method.

(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                          Class C (Formerly Class D)
                                                             --------------------------------------------------------
                                                                              Years ended June 30
                                                             --------------------------------------------------------
                                                              1994       1995(1)     1996(1)     1997(1)      1998(1)
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                        10.79       10.86       11.67       13.82        14.79
                                                              -----       -----      ------       -----        -----
 Net investment income ($)*                                    0.21        0.22        0.13        0.21         0.21
 Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                   0.21        1.36        2.37        2.90         3.54
                                                              -----       -----      ------       -----        -----
Total from investment operations ($)                           0.42        1.58        2.50        3.11         3.75
                                                              -----       -----      ------       -----        -----
 Dividends from net investment income ($)                     (0.20)      (0.23)      (0.19)      (0.20)       (0.16)
 Distributions from realized gains ($)                        (0.15)      (0.54)      (0.16)      (1.94)       (1.67)
                                                             ------      ------     -------      ------       ------
Total distributions ($)                                       (0.35)      (0.77)      (0.35)      (2.14)       (1.83)
                                                             ------      ------     -------      ------       ------
Net asset value, end of year ($)                              10.86       11.67       13.82       14.79        16.71
                                                             ======      ======     =======      ======       ======
Total return(2) (%)                                            3.78       15.33       21.68       26.42        27.23
Ratios/supplemental data:
Net assets at end of year ($ thousands)                       1,280       1,366       1,386       9,592       26,777
Ratio of operating expenses to average net
 assets (%)*                                                   2.00        2.00        2.00        2.00         1.99
Ratio of net investment income to average net
 assets (%)*                                                   1.88        1.96        1.03        1.59         1.32
Portfolio turnover rate (%)                                   73.96       67.50      111.13       63.33        52.99
*Reflects voluntary reduction of expenses per share of
these amounts (Note 3) ($)                                     0.06        0.05        0.03        0.01         0.00


                                                                            Class S (Formerly Class C)
                                                             -----------------------------------------------------------
                                                                               Years ended June 30
                                                             -----------------------------------------------------------
                                                              1994        1995(1)      1996(1)      1997(1)      1998(1)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                        10.79        10.86        11.70        13.85        14.86
                                                              -----        -----       ------        -----        -----
 Net investment income ($)*                                    0.33         0.32         0.26         0.36         0.37
 Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                   0.21         1.39         2.36         2.90         3.56
                                                              -----        -----       ------        -----        -----
Total from investment operations ($)                           0.54         1.71         2.62         3.26         3.93
                                                              -----        -----       ------        -----        -----
 Dividends from net investment income ($)                     (0.32)       (0.33)       (0.31)       (0.31)       (0.32)
 Distributions from net realized gains ($)                    (0.15)       (0.54)       (0.16)       (1.94)       (1.67)
                                                             ------       ------      -------       ------       ------
Total distributions ($)                                       (0.47)       (0.87)       (0.47)       (2.25)       (1.99)
                                                             ------       ------      -------       ------       ------
Net asset value, end of year ($)                              10.86        11.70        13.85        14.86        16.80
                                                             ======       ======      =======       ======       ======
Total return(2) (%)                                            4.84        16.64        22.82        27.75        28.45
Ratios/supplemental data:
Net assets at end of year ($ thousands)                      20,266       34,827       39,298       59,453       89,345
Ratio of operating expenses to average net
 assets (%)*                                                   1.00         1.00         1.00         1.00         0.99
Ratio of net investment income to average net
 assets (%)*                                                   2.92         2.93         2.03         2.68         2.30
Portfolio turnover rate (%)                                   73.96        67.50       111.13        63.33        52.99
*Reflects voluntary reduction of expenses per share of
these amounts (Note 3) ($)                                     0.06         0.05         0.03         0.02         0.00
------------------------------------------------------------------------------------------------------------------------

(1) Per-share figures have been calculated using the average shares method.

(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Alpha Fund


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Alpha Fund (formerly State Street Research Equity Income Fund) (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.






PricewaterhouseCoopers LLP
Boston, Massachusetts
August 7, 1998

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Alpha Fund had a strong year. The total return for the Fund's Class A shares was 28.15% for the 12 months ended June 30, 1998 (does not reflect sales charge). The Fund outperformed the average equity income fund tracked by Lipper Analytical Services, Inc. which rose 20.94%. However, it underperformed the Standard & Poor's 500 Stock Price Index, which gained 30.17% for the same period.

During the period, the Fund benefited from stock selection. The manager sought companies with reasonable profit margins. Diversification among asset classes and geographic areas also aided performance. In addition to common stocks, the portfolio invested in convertible and high-yield bonds as well as investments in Canada and Europe. A strong U.S. dollar provided an opportunity to buy stocks in these areas at attractive prices.

The Fund was hurt by the market's preference for large-cap growth stocks during most of the period. However, the portfolio's emphasis on medium-sized "value" stocks put the Fund in a good position to benefit if investment sentiment turns in the period ahead.

The profit margins of many companies are high, and we think it will be difficult for companies to maintain these levels in the future. Going forward, we believe that the full impact of Asia's economic problems could result in lower profits for U.S. companies and create a more volatile environment for stocks. We believe the portfolio has the potential to provide favorable risk-adjusted returns in both up and down markets.

June 30, 1998



Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% A share front-end sales charge, or 5% B share or 1% C share contingent deferred sales charge, where applicable. Performance for a specified class includes periods prior to the creation of share classes, which resulted in new or increased 12b-1 fees of up to 1% per class, and which will reduce subsequent performance. S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction changes into consideration. It is not possible to invest directly in the index. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.

          Change in Value of
     $10,000 Based on the S&P 500
Compared to Change in Value of $10,000
        Invested in the Fund

[Line Charts]

       Class A Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       22.39%    18.26%    14.72%

                 Alpha
                  Fund      S&P 500
               ----------   -------
       6/88       9550       10000
       6/89      11160       12052
       6/90      12441       14034
       6/91      11659       15068
       6/92      13386       17086
       6/93      16298       19411
       6/94      17001       19683
       6/95      19744       24806
       6/96      24169       31250
       6/97      30308       42088
       6/98      39475       54787

       Class B Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       22.23%    18.37%    14.87%

                 Alpha
                  Fund      S&P 500
               ----------   -------
       6/88      10000       10000
       6/89      11698       12052
       6/90      13042       14034
       6/91      12216       15068
       6/92      14027       17086
       6/93      17063       19411
       6/94      17709       19683
       6/95      20441       24806
       6/96      24856       31250
       6/97      31431       42088
       6/98      39991       54787

       Class C Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       26.23%    18.56%    14.86%

                 Alpha
                  Fund      S&P 500
               ----------   -------
       6/88      10000       10000
       6/89      11698       12052
       6/90      13042       14034
       6/91      12216       15068
       6/92      14027       17086
       6/93      17062       19411
       6/94      17707       19683
       6/95      20422       24806
       6/96      24850       31250
       6/97      31416       42088
       6/98      39972       54787

       Class S Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       28.45%    19.77%    15.46%

                 Alpha
                  Fund      S&P 500
               ----------   -------
       6/88      10000       10000
       6/89      11698       12052
       6/90      13042       14034
       6/91      12216       15068
       6/92      14027       17086
       6/93      17078       19411
       6/94      17904       19683
       6/95      20883       24806
       6/96      25648       31250
       6/97      32766       42088
       6/98      42089       54787

[End Line Charts]

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Alpha Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109


Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110


Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer


Peter C. Bennett
Vice President


Bartlett R. Geer
Vice President


F. Gardner Jackson, Jr.
Vice President


Thomas P. Moore, Jr.
Vice President


Brian O'Dell
Vice President


Daniel J. Rice III
Vice President


James M. Weiss
Vice President


John T. Wilson
Vice President


Gerard P. Maus
Treasurer


Joseph W. Canavan
Assistant Treasurer


Douglas A. Romich
Assistant Treasurer


Francis J. McNamara, III
Secretary and General Counsel


Darman A. Wing
Assistant Secretary and
Assistant General Counsel


Amy L. Simmons
Assistant Secretary


Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company


Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University


Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.


Edward M. Lamont
Formerly in banking
(with an affiliate of J.P. Morgan
& Co. in New York);
presently engaged in private
investments and civic affairs


Robert A. Lawrence
Formerly Partner, Saltonstall & Co.


Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company


Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.


Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology

[Back Cover]

State Street Research Alpha Fund                                   Bulk Rate
One Financial Center                                              U.S. Postage
Boston, MA 02111                                                      PAID
                                                                   Permit #6
                                                                  Hartford, CT




Questions? Comments?
Call us at 1-800-562-0032 or
Write us at:
  State Street Research
  Service Center
  P.O. Box 8408
  Boston, MA 02266-8408
E-mail us at:
  info@ssrfunds.com
Internet site:
  www.ssrfunds.com


[State Street Research Logo]

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Equity Investment Fund prospectus. When used after September 30, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER: 5182-980819(exp0999)SSR-LD                          AL-190F-0898

[End Back Cover]

[Front Cover]

                             State Street Research
                             GLOBAL RESOURCES FUND

                            ANNUAL REPORT
                            June 30, 1998

                                    WHAT'S INSIDE

                            From the Chairman

                            The economy stars for
                            6th straight year

                            Portfolio Manager's Review

                            Structured for a turnaround
                            in oil stock prices

                            Fund Information

                            Facts and figures

                            Plus, Complete Portfolio Holdings
                            and Financial Statements



[Dalbar Award Graphic]
-----------------------------------
     [Dalbar key in background]
               Dalbar
        Honors Commitment To:
              Investors
                1997
-----------------------------------
[End Dalbar Award Graphic]

           For Excellence
                 in
         Shareholder Service                         State Street Research Funds

[End Front Cover]

FROM THE CHAIRMAN


[Photo: Ralph F. Verni, Chairman]

Dear Shareholder:

If the U.S. economy were a summer movie, the marquee might read: steady growth, low inflation, higher personal income, and confident consumers, starring for 6th straight year. Once again, the financial markets turned good news into strong gains for stocks and bonds here and in many foreign markets.

Stocks
Economic woes in Southeast Asia did not stunt profit growth in the U.S. in the first half of 1998. Most companies continued to report profits in line with expectations, and stock prices rose strongly. Large stocks were favored as investors bought into blue-chip companies able to sustain earnings growth. Small- and mid-cap companies have not done as well.

Bonds
The global economic environment remained bond-friendly. The Federal Reserve has been satisfied to leave interest rates unchanged. News that the federal government will report an estimated surplus of up to $100 billion for fiscal 1998 has helped attract bond investors at home and abroad. Although the U.S. Treasury had less need to borrow, there has been a surge in corporate bond issuance.

International
In Europe, 11 nations are getting ready to adopt a single currency next year. Corporate restructuring, industry consolidation, and maximizing shareholder value--all old themes in the U.S.--have driven European stock markets to strong gains. That prosperity has not been shared by Japan or the emerging markets of Asia, which continue to struggle with weak economies and dwindling capital reserves. Currency problems have also threatened Russia and Brazil.

Looking Ahead
The outlook for U.S. and major European securities markets remains positive. We believe the next major move for the Federal Reserve could be to lower interest rates, not raise them. We also see significant potential for small- and mid-cap domestic stocks to regain investors' support in the period ahead. The full force of Southeast Asia's economic problems has probably not been absorbed, and our managers remain alert to change.

As investors, we have been fortunate to enjoy such good times. We continue to believe there are long-term opportunities for those who stay the course. That's why it is so important to rely on the market perspective and advice of an investment professional. And as always, we thank you for investing in State Street Research.

Sincerely,

/s/ Ralph F. Verni
    Ralph F. Verni
    Chairman
    June 30, 1998

(1)The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)Investment results are based on an assumed $10,000 investment at A share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also reflects reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3)-14.94% for Class B shares; -14.97% for Class C shares; -14.11% for Class S shares.

(4)Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% A share front-end sales charge, or 5% B share or 1% C share contingent deferred sales charge, where applicable. Performance for a specified class includes periods prior to the adoption of class designations in 1993.

(5)S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs.

(6)Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1998)
--------------------------------------------------------------------------------
Total value of $10,000 invested at Fund's inception(2)
(Class A shares, at maximum applicable sales charge)

[Mountain Chart]

3/90               9550
6/90               8982
6/91               7340
6/92               6454
6/93              10873
6/94               9529
6/95               9786
6/96              14036
6/97              18662
6/98              15997

[End Mountain Chart]

Average Annual Total Return
(at maximum applicable sales charge)(4,5,6)

=====================================================
              Life of Fund
             (since 3/2/90)     5 Years       1 Year
-----------------------------------------------------
Class A           5.80%           7.04%       -18.14%
-----------------------------------------------------
Class B           5.96%           7.00%       -18.77%
-----------------------------------------------------
Class C           5.93%           7.26%       -15.73%
-----------------------------------------------------
Class S           6.59%           8.36%       -14.11%
=====================================================

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. Without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Global Resources Fund: Structured for a turnaround in oil stock prices

[Photo: Daniel J. Rice III, Portfolio Manager]
Daniel J. Rice III
 Portfolio Manager

We spoke with Dan Rice, portfolio manager of State Street Research Global Resources Fund about the Fund's performance for the year ended June 30, 1998 and his views on the period ahead.


Q: How did the Fund perform during the year?

A: The Fund's performance suffered in the latter months of the fiscal year-- which its peer group did at the end of 1997--and finished in the middle of the pack. Class A shares lost 14.28% for the 12 months ended June 30, 1998 (does not reflect sales charge3). The average natural resources fund lost 10.98%, as reported by Lipper Analytical Services, Inc. The S&P 500 Index gained 30.17% over the 12-month period.1


Q: What has caused negative performance in the sector and the Fund?
A: Energy stocks performed poorly in the face of continued excess oil capacity and oil price declines. This persistent weakness in oil prices has dominated market sentiment for energy stocks and created a "today market" focused exclusively on current events. Since the Fund was positioned to reflect relatively "bullish" 3-6 month fundamentals, performance suffered.


Q: How did these changes come about?
A: In the first half of the fiscal year, our emphasis on energy aided performance. The Asian economic crisis had a negative impact on most of the sector. We expected oil prices to drop and eliminated most of our positions in oil service stocks. At the end of 1997, we had solidly outperformed other natural resources funds. Then, at the end of the first quarter of 1998--following the OPEC agreement to cut production--we became bullish on oil markets again. We put a significant por-tion of our cash to work. The market, however, contin-ued to focus day-to-day on short-term oil prices. Stocks failed to rebound as we anticipated.


Q: What factors hurt the Fund's year-end results?
A: During the final quarter of the Fund's fiscal year, performance lagged the benchmark for two reasons: 1) Stock selection, in which a number of our larger exploration holdings experienced disappointing drilling results. 2) Relative weightings, in which our defensive pipeline and utility investments were under the benchmark average. Pipelines were the best performing sector.


Q: What is your view of the oil service sector now?
A: Oil service has been the industry's worst performing stock sector thus far in 1998. The market finally recognized the slowing rig activity worldwide, which we anticipated months earlier. As a result, the Fund's oil service emphasis was too high. The market is factoring today's environment into stock prices, rather than discounting improvements in oil pricing and service which appear on the horizon.


Q: What is your outlook for the Fund?
A: We feel positive that key oil producing nations will get oil prices under control, through further production cuts if necessary. Oil prices then should begin rising to profitable levels. At the same time, Southeast Asia problems are not improving, and oil demand there is declining. In the natural gas sector, prices should continue strong, given the record heat waves in the nation. With this positive outlook for pricing, and our confidence in oil service fundamentals, we plan to maintain our present portfolio structure to anticipate a turnaround in stock prices of companies in these respective sectors.

June 30, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Stock Positions
(by percentage of net assets)

1    Ranger Oil  Oil/gas exploration                              6.1%
2    Seagull Energy  Natural gas exploration                      4.7%
3    Seven Seas Petroleum  Oil/gas company                        4.2%
4    KCS Energy  Oil/gas exploration                              2.9%
5    Diamond Offshore Drilling  Oil/gas well drilling             2.6%
6    Transocean Offshore  Oil/gas drilling                        2.6%
7    Nuevo Energy  Oil/gas exploration                            2.5%
8    Probe Exploration  Oil/gas exploration                       2.4%
9    Noble Drilling  Oil/gas drilling                             2.2%
10   Basin Exploration  Oil/gas exploration                       2.2%

These securities represent an aggregate of 32.4% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.


Best and Worst Contributors to Performance
(July 1, 1997 through June 30, 1998)

Best [Arrow Up]
--------------------------------------------------------------------------------
Probe Exploration
Good results in exploitation of oil properties.
Seven Seas Petroleum
Good oil exploration results.
Basin Exploration
Good oil exploration results.

Worst [Arrow Down]
--------------------------------------------------------------------------------
KCS Energy
Commodity price decline.
Abacan Resource
Poor exploration results.
Ranger Oil
Commodity price decline.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1998

--------------------------------------------------------------------------------
                                                                     Value
                                                  Shares            (Note 1)
--------------------------------------------------------------------------------
EQUITY SECURITIES 97.7%
Basic Industries 15.8%
Chemical 0.2%
Cabot Corp. .................................      11,700         $   378,056
                                                                  -----------
Metal & Mining 12.3%
Aber Resources Ltd.* ........................     100,000             875,000
Anglogold Ltd. ADR* .........................      40,000             811,540
Ashanti Goldfields Co. Ltd. GDR .............     400,000           3,250,000
Boliden Ltd.*[dagger] .......................     200,000           1,087,289
Cameco Corp. ................................      40,000           1,125,000
Canyon Resources Corp.* .....................   1,250,000             937,500
Corriente Resources Inc.* ...................     323,200             208,651
Crown Resources Corp.* ......................     150,000             656,250
Delta Gold NL* ..............................     750,000             921,813
Denison Mines Ltd.* .........................   1,500,000             254,833
Freeport-McMoRan Copper &
  Gold, Inc. Cl. B* .........................      50,000             759,375
Golden Star Resources Ltd.* .................       5,748              12,215
Great Central Mines Ltd.* ...................     400,000             382,382
Homestake Mining Co. ........................      88,000             913,000
Impala Platinum Holdings ADR* ...............      50,000             428,690
Menzies Gold NL* ............................   1,000,000             117,942
Nevsun Resources Ltd.* ......................     400,000             516,462
Newcrest Mining Ltd.* .......................     500,000             614,542
Normandy Mining Ltd.* .......................   1,772,841           1,452,648
Orogen Minerals Ltd.* .......................     625,000             834,133
Pangea Goldfields Inc.* .....................     100,000              97,856
Placer Dome Inc. ............................     100,000           1,175,000
Randgold Resources Inc. GDR*[dagger] ........      55,000             295,625
Romarco Minerals Inc.* ......................     300,000             387,347
Samax Gold Inc.* ............................     125,000             454,453
Shaw Group Inc.* ............................      15,800             410,800
South Pacific Resources Inc.* ...............     500,000              42,472
Southernera Resources Ltd.* .................     302,400           1,304,910
Southwestern Gold Corp.* ....................     400,000             924,196
Stillwater Mining Co.* ......................      70,000           1,898,750
Sutton Resources Ltd.* ......................     207,500           1,167,187
Tombstone Exploration Co. Ltd.* .............     350,000              57,083
Trillion Resources Ltd.* ....................     200,000             123,679
Valerie Gold Resources Ltd.* ................     300,000             138,629
Viceroy Resource Corp.* .....................     500,000             781,489
Virginia Gold Mines Inc.* ...................     550,000             392,443
X-Cal Resources Ltd.* .......................   2,000,000             679,556
                                                                   ----------
                                                                   26,490,740
                                                                   ----------

Railroad 3.3%
Marine Transport Corp. ......................      55,950          $  227,297
Mosvold Shipping Ltd.* ......................   2,000,000           1,748,320
Mosvold Shipping Ltd.*[dagger]@ .............     200,000             167,122
OMI Corp.* ..................................     559,500           4,476,000
Overseas Shipholding Group Inc. .............      27,200             554,200
                                                                   ----------
                                                                    7,172,939
                                                                   ----------
Total Basic Industries ..................................          34,041,735
                                                                   ----------
Energy 79.3%
Oil 60.5%
3DX Technologies Inc.* ......................     100,000             162,500
Abacan Resource Corp.* ......................   1,861,200           1,163,250
Arakis Energy Corp.* ........................   1,350,000           1,940,625
Barrington Petroleum Ltd.*[dagger] ..........     313,900             810,587
Basin Exploration Inc.* .....................     263,700           4,647,713
Baytex Energy Ltd. Cl. A* ...................      95,300             556,950
Bellator Exploration Inc.* ..................   1,770,000             841,969
Benton Oil & Gas Co.* .......................      57,800             614,125
Brigham Exploration Co.* ....................      68,800             610,600
Cabot Oil & Gas Corp. Cl. A .................     146,400           2,928,000
Callon Petroleum Co.* .......................      95,500           1,366,844
Canadian 88 Energy Corp.* ...................     969,500           4,059,781
Canadian Conquest Exploration Inc.* .........     165,000             106,520
Carmanah Resources Ltd.* ....................     299,000             599,402
Carmanah Resources Ltd.*[dagger]@ ...........      80,000             152,356
Clayton Williams Energy Inc.* ...............      17,530             179,683
COHO Energy Inc.* ...........................      89,400             603,450
Crystal Oil Co.* ............................      41,600           1,747,200
Cultus Petroleum NL .........................     877,500             450,473
Elk Point Resources Inc. Cl. A* .............     300,000           1,019,333
Forcenergy Inc.* ............................      38,500             685,781
Forest Oil Corp.* ...........................     174,300           2,494,669
FX Energy Inc.* .............................     100,000             900,000
Gulfstream Resources Ltd. ...................     347,000           1,120,077
Interoil Corp.* .............................     156,500             821,625
KCS Energy Inc. .............................     540,000           6,176,250
Kelley Oil & Gas Corp.* .....................     400,000             925,000
Maxx Petroleum Ltd.* ........................     300,975           1,128,656
Meridian Resource Corp.* ....................     281,700           1,989,506
Merit Energy Ltd.* ..........................     119,700             406,714
Miller Exploration Co.* .....................     113,300             878,075
Morrison Middlefield Ltd. ...................     240,000           1,141,653
New Cache Petroleum Ltd.* ...................      80,000             353,369
Nuevo Energy Co.* ...........................     167,900           5,393,788
Oil Search Ltd.* ............................   1,604,300           2,429,920
Oxbow Exploration Inc.*[dagger] .............     400,000             190,276
Patina Oil & Gas Corp. ......................      94,700             662,900

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Value
                                                  Shares            (Note 1)
--------------------------------------------------------------------------------
Oil (cont'd)
Pease Oil & Gas Co.* .....................     200,000         $    150,000
Pease Oil & Gas Co.*[dbldag]@ ............      87,500               51,680
Pendaries Petroleum Ltd.*[dagger] ........     167,000              595,800
Petromet Resources Ltd.* .................     250,000              562,500
Plains Resources Inc.* ...................     250,000            4,468,750
Post Energy Corp.* .......................     400,000            1,413,476
Probe Exploration Inc.*[dagger] ..........   1,500,000            5,147,633
Purcell Energy Ltd.* .....................     229,000              124,495
Ranger Oil Ltd.* .........................   1,784,200           13,046,962
Santa Fe Energy Resources Inc.* ..........     195,900            2,105,925
Seagull Energy Corp.* ....................     608,600           10,079,938
Seven Seas Petroleum Inc.* ...............     449,600            9,104,400
Snyder Oil Corp. .........................     156,600            3,122,213
Southern Mineral Corp.* ..................     213,500              733,906
Southwestern Energy Co. ..................     296,300            2,722,256
St. Mary Land & Exploration Co.* .........      58,400            1,408,900
Stone Energy Corp.* ......................     100,000            3,556,250
Tap Oil NL* ..............................   1,926,400            1,040,357
Thunder Energy Inc.* .....................     300,000              399,579
Tipperary Corp.* .........................     100,000              287,500
Titan Exploration Inc.* ..................     446,723            3,964,667
Tom Brown, Inc.* .........................     205,900            3,873,494
Tri-Link Resources Ltd. Cl. A* ...........     175,100            1,576,620
Triton Energy Ltd. Cl. A .................      64,200            2,291,138
Ulster Petroleum Ltd.* ...................     473,500            3,619,908
Ultra Petroleum Corp.* ...................     586,100            1,501,544
Vermilion Resources Ltd.* ................     200,000              910,604
Wolverine Energy Corp.* ..................     165,000               79,610
                                                                -----------
                                                                130,199,725
                                                                -----------
Oil Service 18.8%
Atwood Oceanics Inc.* ....................     100,500            4,001,156
BJ Services Co.* .........................     100,000            2,906,250
Cliffs Drilling Co.* .....................      51,200            1,680,000
Cooper Cameron Corp.* ....................      57,200            2,917,200
Diamond Offshore Drilling Inc. ...........     140,000            5,600,000
EVI Weatherford Inc.* ....................     100,000            3,712,500
J. Ray McDermott SA* .....................     100,000            4,150,000
NewPark Resources Inc.* ..................     133,000            1,479,625
Noble Drilling Corp.* ....................     200,000            4,812,500
Pride International Inc.* ................     100,000            1,693,750
Stellarton Energy Corp. Cl. A*[dagger] ...     150,000              249,737
TMBR/Sharp Drilling Inc.* ................     136,800            1,316,700
Transocean Offshore Inc. .................     125,000            5,562,500
Willbros Group Inc.* .....................      29,100              454,687
                                                                -----------
                                                                 40,536,605
                                                                -----------
Total Energy .........................................          170,736,330
                                                                -----------

Utility 2.6%
Natural Gas 2.6%
Markwest Hydrocarbon Inc.* ...............      37,500         $    581,250
TransTexas Gas Corp.* ....................     442,000            3,922,750
Valero Energy Corp. ......................      36,900            1,226,925
                                                                -----------
                                                                  5,730,925
                                                                -----------
Total Utility ........................................            5,730,925
                                                                -----------
Total Equity Securities (Cost $256,252,466)...........          210,508,990
                                                                -----------

--------------------------------------------------------------------------------
                                Principal   Maturity
                                  Amount      Date
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 2.6%
American Express Credit Corp.,
  6.02% ..................... $1,143,000    7/02/1998         1,143,000
Merrill Lynch & Company Inc.,
  6.12% .....................  4,393,000    7/01/1998         4,393,000
                                                              ---------
Total Short-Term Obligations (Cost $5,536,000).......         5,536,000
                                                              ---------
Total Investments (Cost $261,788,466)--100.3%........       216,044,990
Cash and Other Assets, Less Liabilities--(0.3%) .....          (669,576)
                                                            -----------
Net Assets--100.0% ..................................      $215,375,414
                                                           ============


Federal Income Tax Information:
At June 30, 1998, the net unrealized depreciation of
  investments based on cost for Federal income tax
  purposes of $261,806,696 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost ........................................... $ 15,514,467
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value ......  (61,276,173)
                                                            ------------
                                                            $(45,761,706)
                                                            ============

--------------------------------------------------------------------------------
       * Nonincome-producing securities.
         ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.
[dagger] Security restricted in accordance with Rule 144A under the Securities
         Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1998 were $9,756,044 and $8,696,425 (4.04% of net assets), respectively.
[dbldag] Security restricted as to public resale. The total cost and market value of restricted securities owned at June 30, 1998 were $218,750 and $51,680 (0.02% of net assets), respectively. Diversification of Equity Securities at June 30, 1998 (as a percentage of net assets) was United States 59.4%, Canada 33.7%, Australia 3.4%, Ghana 1.5%, Norway 0.9%, South Africa 0.6%, Papua New Guinea 0.4% and United Kingdom 0.1%.
       @ Security valued under consistently applied procedures established by the Trustees.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1998

Assets
Investments, at value (Cost $261,788,466) (Note 1)...................   $216,044,990
Receivable for fund shares sold .....................................      1,584,766
Receivable for securities sold ......................................        416,999
Dividends and interest receivable ...................................          8,746
Other assets ........................................................            547
                                                                        ------------
                                                                         218,056,048
Liabilities
Payable for securities purchased ....................................      1,741,237
Accrued transfer agent and shareholder services
  (Note 2) ..........................................................        235,168
Payable for fund shares redeemed ....................................        231,213
Accrued management fee (Note 2) .....................................        138,104
Accrued distribution and service fees (Note 4) ......................        126,163
Accrued trustees' fees (Note 2) .....................................         23,732
Payable to custodian ................................................          1,398
Other accrued expenses ..............................................        183,619
                                                                        ------------
                                                                           2,680,634
                                                                        ------------
Net Assets                                                              $215,375,414
                                                                        ============
Net Assets consist of:
 Unrealized depreciation of investments .............................   $(45,743,476)
 Accumulated net realized gain ......................................      9,199,004
 Paid-in capital ....................................................    251,919,886
                                                                        ------------
                                                                        $215,375,414
                                                                        ============
Net Asset Value and redemption price per share of
  Class A shares ($82,375,817 [divided by] 4,746,916 shares).........         $17.35
                                                                              ======
Maximum Offering Price per share of Class A shares
  ($17.35 [divided by] .955).........................................         $18.17
                                                                              ======
Net Asset Value and offering price per share of Class
  B shares ($89,688,691 [divided by] 5,368,907 shares)*..............         $16.71
                                                                              ======
Net Asset Value and offering price per share of Class
  C shares ($37,566,302 [divided by] 2,253,597 shares)*..............         $16.67
                                                                              ======
Net Asset Value, offering price and redemption price
  per share of Class S shares ($5,744,604 [divided by] 325,028
  shares) ...........................................................         $17.67
                                                                              ======

--------------------------------------------------------------------------------
*Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended June 30, 1998

Investment Income
Dividends, net of foreign taxes of $18,272...............   $    673,490
Interest (Note 1) .......................................        873,934
                                                            ------------
                                                               1,547,424
Expenses
Management fee (Note 2) .................................      1,812,714
Transfer agent and shareholder services (Note 2) ........        633,336
Service fee--Class A (Note 4) ...........................        239,096
Distribution and service fees--Class B (Note 4) .........        970,775
Distribution and service fees--Class C (Note 4) .........        392,245
Custodian fee ...........................................        173,566
Registration fees .......................................        158,606
Reports to shareholders .................................         53,624
Trustees' fees (Note 2) .................................         48,576
Audit fee ...............................................         26,652
Legal fees ..............................................          6,444
Miscellaneous ...........................................          7,951
                                                            ------------
                                                               4,523,585
                                                            ------------
Net investment loss .....................................     (2,976,161)
                                                            ------------
Realized and Unrealized Gain (Loss) on
 Investments, Foreign Currency
 and Forward Contracts
Net realized gain on investments (Notes 1 and 3) ........     28,947,929
Net realized gain on foreign currency and forward
  contracts (Note 1) ....................................      1,080,947
                                                            ------------
 Total net realized gain ................................     30,028,876
Net unrealized depreciation of investments ..............    (73,157,253)
                                                            ------------
Net loss on investments, foreign currency and
  forward contracts .....................................    (43,128,377)
                                                            ------------
Net decrease in net assets resulting from operations.....   $(46,104,538)
                                                            ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                Years ended June 30
                                          -------------------------------
                                              1997               1998
-------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss ..................    $ (1,324,105)     $ (2,976,161)
Net realized gain on
  investments, foreign
  currency and forward
  contracts ..........................      12,458,405        30,028,876
Net unrealized appreciation
  (depreciation) of
  investments ........................      13,310,514       (73,157,253)
                                          ------------      ------------
Net increase (decrease)
  resulting from operations ..........      24,444,814       (46,104,538)
                                          ------------      ------------
Distributions from net realized
  gains:
  Class A ............................      (1,857,796)       (9,874,227)
  Class B ............................      (1,170,575)      (10,098,016)
  Class C ............................        (581,660)       (3,889,057)
  Class S ............................        (352,673)       (1,118,083)
                                          ------------      ------------
                                            (3,962,704)      (24,979,383)
                                          ------------      ------------
Net increase from fund share
  transactions (Note 6) ..............     121,964,798        89,454,451
                                          ------------      ------------
Total increase in net assets .........     142,446,908        18,370,530
Net Assets
Beginning of year ....................      54,557,976       197,004,884
                                          ------------      ------------
End of year ..........................    $197,004,884      $215,375,414
                                          ============      ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998

Note 1
State Street Research Global Resources Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1990. The Trust presently consists of four separate funds: State Street Research Global Resources Fund, State Street Research Alpha Fund, State Street Research Equity Investment Fund and State Street Research Athletes Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, relating specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Securities quoted in foreign currencies are translated


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

into dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Investment income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 1998, the Fund has designated its distributions from net realized gains as $4,902,093 from 20% rate gains and $8,324,662 from 28% rate gains.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Forward Contracts and Foreign Currencies
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Securities Lending
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 1998, the value of the securities loaned and the value of collateral were $7,764,256 and $8,283,183, respectively. During the year ended June 30, 1998, income from securities lending amounted to $37,584 and is included in interest income.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1998, the fees pursuant to such agreement amounted to $1,812,714

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1998, the amount of such shareholder servicing and account maintenance expenses was $183,565.

The fees of the Trustees not currently affiliated with the Adviser amounted to $48,576 during the year ended June 30, 1998.

Note 3
For the year ended June 30, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $221,036,260 and $156,909,074, respectively.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 4
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1998, fees pursuant to such plan amounted to $239,096, $970,775 and $392,245 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $157,465 and $97,526, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1998, and that MetLife Securities, Inc. earned commissions aggregating $253,289 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $204,258 and $16,639 on redemptions of Class B and Class C shares, respectively, during the same period.

Note 5
Under normal market conditions the Fund invests not less than 65% of its total assets in equity securities of domestic and foreign companies in the energy and natural resources industries. Also, the Fund may invest up to 35% of its total assets in the securities of issuers in industries that are not related to the energy or natural resources industries. Accordingly, the Fund's investments will fluctuate in response to a variety of economic, political and other factors peculiar to the energy industries and may fluctuate more widely than a portfolio that invests in a broader range of industries.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                                                          Years ended June 30
                                                                        --------------------------------------------------------
                                                                                   1997                          1998
                                                                        --------------------------    --------------------------
Class A                                                                   Shares          Amount        Shares         Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold ........................................................     3,660,723    $ 77,832,076     3,760,941    $ 87,083,305
Issued upon reinvestment of distributions from net realized gains ..        82,889       1,767,355       408,880       9,169,116
Shares repurchased .................................................    (1,943,823)    (40,902,436)   (2,997,412)    (66,376,129)
                                                                        ----------    ------------    ----------    ------------
Net increase .......................................................     1,799,789    $ 38,696,995     1,172,409    $ 29,876,292
                                                                        ==========    ============    ==========    ============
Class B                                                                  Shares         Amount         Shares          Amount
--------------------------------------------------------------------------------------------------    ----------    ------------
Shares sold ........................................................     3,312,555    $ 69,477,881     2,966,308    $ 63,952,013
Issued upon reinvestment of distributions from net realized gains ..        51,654       1,077,181       437,810       9,510,796
Shares repurchased .................................................      (502,773)    (10,470,845)   (1,646,026)    (33,380,085)
                                                                        ----------    ------------    ----------    ------------
Net increase .......................................................     2,861,436    $ 60,084,217     1,758,092    $ 40,082,724
                                                                        ==========    ============    ==========    ============
Class C (Formerly Class D)                                               Shares         Amount         Shares          Amount
--------------------------------------------------------------------------------------------------    ----------    ------------
Shares sold ........................................................     1,676,809    $ 34,986,489     1,640,285    $ 35,555,627
Issued upon reinvestment of distributions from net realized gains ..        25,665         534,412       167,922       3,639,263
Shares repurchased .................................................      (738,597)    (15,509,697)     (819,924)    (16,782,276)
                                                                        ----------    ------------    ----------    ------------
Net increase .......................................................       963,877    $ 20,011,204       988,283    $ 22,412,614
                                                                        ==========    ============    ==========    ============
Class S (Formerly Class C)                                               Shares         Amount         Shares          Amount
--------------------------------------------------------------------------------------------------    ----------    ------------
Shares sold ........................................................       736,188    $ 15,558,855       529,650    $ 12,184,343
Issued upon reinvestment of distributions from net realized gains ..        14,897         321,658        48,358       1,107,030
Shares repurchased .................................................      (597,301)    (12,708,131)     (725,982)    (16,208,552)
                                                                        ----------    ------------    ----------    ------------
Net increase (decrease) ............................................       153,784    $  3,172,382      (147,974)   $ (2,917,179)
                                                                        ==========    ============    ==========    ============

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                            Class A
                                                                    ---------------------------------------------------------
                                                                                      Years ended June 30
                                                                    ---------------------------------------------------------
                                                                    1994(1)      1995(1)      1996(1)      1997(1)     1998(1)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               13.51        11.84        12.16        17.44       22.39
                                                                    ------        -----        -----        -----      ------
 Net investment loss ($)*                                            (0.17)       (0.16)       (0.20)       (0.15)      (0.18)
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                         (1.50)        0.48         5.48         5.86       (2.52)
                                                                   -------       ------       ------       ------     -------
Total from investment operations ($)                                 (1.67)        0.32         5.28         5.71       (2.70)
                                                                   -------       ------       ------       ------     -------
 Distributions from net realized gains ($)                             --           --           --         (0.76)      (2.34)
                                                                   -------       ------       ------       ------     -------
Total distributions ($)                                                --           --           --         (0.76)      (2.34)
                                                                   -------       ------       ------       ------     -------
Net asset value, end of year ($)                                     11.84        12.16        17.44        22.39       17.35
                                                                   =======       ======       ======       ======     =======
Total return(2) (%)                                                 (12.36)        2.70        43.42        32.96      (14.28)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                             30,679       25,692       30,943       80,029      82,376
Ratio of operating expenses to average net assets (%)*                1.75         1.75         1.75         1.42        1.46
Ratio of net investment loss to average net assets (%)*              (1.46)       (1.41)       (1.47)       (0.73)      (0.82)
Portfolio turnover rate (%)                                          30.98        62.94        92.33        51.67       68.69
*Reflects voluntary reduction of expenses per share of these
amounts ($)                                                           0.11         0.09         0.05         0.00          --

                                                                                           Class B
                                                                  -----------------------------------------------------------
                                                                                     Years ended June 30
                                                                  -----------------------------------------------------------
                                                                  1994(1)      1995(1)      1996(1)      1997(1)      1998(1)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               13.51       11.78        12.03        17.12       21.80
                                                                    ------       -----        -----        -----       ------
 Net investment loss ($)*                                            (0.23)      (0.23)       (0.30)       (0.30)      (0.33)
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                         (1.50)       0.48         5.39         5.74       (2.42)
                                                                   -------      ------       ------       ------      -------
Total from investment operations ($)                                 (1.73)       0.25         5.09         5.44       (2.75)
                                                                   -------      ------       ------       ------      -------
 Distributions from net realized gains ($)                              --          --           --        (0.76)      (2.34)
                                                                   -------      ------       ------       ------      -------
Total distributions ($)                                                 --          --           --        (0.76)      (2.34)
                                                                   -------      ------       ------       ------      -------
Net asset value, end of year ($)                                     11.78       12.03        17.12        21.80       16.71
                                                                   =======      ======       ======       ======      =======
Total return(2) (%)                                                 (12.81)       2.12        42.31        31.98      (14.94)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                              6,333       7,030       12,828       78,701      89,689
Ratio of operating expenses to average net assets (%)*                2.25        2.33         2.50         2.17        2.21
Ratio of net investment loss to average net assets (%)*              (1.93)      (1.98)       (2.20)       (1.47)      (1.57)
Portfolio turnover rate (%)                                          30.98       62.94        92.33        51.67       68.69
*Reflects voluntary reduction of expenses per share of these
amounts ($)                                                           0.14        0.09         0.04         0.00          --
-----------------------------------------------------------------------------------------------------------------------------

(1) Per-share figures have been calculated using the average shares method.
(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 Class C (Formerly Class D)
                                                                    --------------------------------------------------------
                                                                                     Years ended June 30
                                                                    --------------------------------------------------------
                                                                    1994(1)     1995(1)     1996(1)      1997(1)      1998(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               13.51       11.77       12.02        17.10        21.76
                                                                    ------       -----       -----        -----       ------
 Net investment loss ($)*                                            (0.23)      (0.23)      (0.30)       (0.30)       (0.33)
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                         (1.51)       0.48        5.38         5.72        (2.42)
                                                                   -------      ------      ------       ------      -------
Total from investment operations ($)                                 (1.74)       0.25        5.08         5.42        (2.75)
                                                                   -------      ------      ------       ------      -------
 Distributions from net realized gains ($)                              --          --          --        (0.76)       (2.34)
                                                                   -------      ------      ------       ------      -------
Total distributions ($)                                                 --          --          --        (0.76)       (2.34)
                                                                   -------      ------      ------       ------      -------
Net asset value, end of year ($)                                     11.77       12.02       17.10        21.76        16.67
                                                                   =======      ======      ======       ======      =======
Total return(2) (%)                                                 (12.88)       2.12       42.26        31.90       (14.97)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                              1,931       2,350       5,154       27,528       37,566
Ratio of operating expenses to average net assets (%)*                2.25        2.33        2.50         2.17         2.21
Ratio of net investment loss to average net assets (%)*              (1.94)      (1.99)      (2.20)       (1.45)       (1.57)
Portfolio turnover rate (%)                                          30.98       62.94       92.33        51.67        68.69
*Reflects voluntary reduction of expenses per share of these
amounts ($)                                                           0.13        0.09        0.05         0.00           --


                                                                                 Class S (Formerly Class C)
                                                                  ----------------------------------------------------------
                                                                                     Years ended June 30
                                                                  ----------------------------------------------------------
                                                                  1994(1)      1995(1)     1996(1)      1997(1)      1998(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               13.52       11.90       12.27        17.64       22.72
                                                                    ------       -----       -----        -----       ------
 Net investment loss ($)*                                            (0.15)      (0.11)      (0.17)       (0.10)      (0.13)
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                         (1.47)       0.48        5.54         5.94       (2.58)
                                                                   -------      ------      ------       ------      -------
Total from investment operations ($)                                 (1.62)       0.37        5.37         5.84       (2.71)
                                                                   -------      ------      ------       ------      -------
 Distributions from net realized gains ($)                              --          --          --        (0.76)      (2.34)
                                                                   -------      ------      ------       ------      -------
Total distributions ($)                                                 --          --          --        (0.76)      (2.34)
                                                                   -------      ------      ------       ------      -------
Net asset value, end of year ($)                                     11.90       12.27       17.64        22.72       17.67
                                                                   =======      ======      ======       ======      =======
Total return(2) (%)                                                 (11.98)       3.11       43.77        33.33      (14.11)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                960       3,288       5,632       10,747       5,745
Ratio of operating expenses to average net assets (%)*                1.25        1.33        1.50         1.17        1.21
Ratio of net investment loss to average net assets (%)*              (0.95)      (1.01)      (1.20)       (0.48)      (0.55)
Portfolio turnover rate (%)                                          30.98       62.94       92.33        51.67       68.69
*Reflects voluntary reduction of expenses per share of these
amounts ($)                                                           0.16        0.08        0.05         0.00          --
----------------------------------------------------------------------------------------------------------------------------

(1) Per-share figures have been calculated using the average shares method.
(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Global Resources Fund


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Global Resources Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Boston, Massachusetts
August 7, 1998

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Performance of State Street Research Global Resources Fund declined in the final months of the fiscal year after a positive first half. Class A shares lost 14.28% for the 12 months ended June 30, 1998 (does not include sales charge).

During the first six months of the fiscal year, the Fund's emphasis on energy outperformed other natural resources funds. The Asian economic crises had a negative impact on most of the sector. At the end of the first half, we anticipated a decline in oil prices and eliminated positions in oil service stocks that were vulnerable.

The Fund declined in the latter half of the fiscal year as energy stocks performed poorly amid continued excess oil capacity and oil price declines. At the end of the third quarter, we sensed a buying opportunity and invested a significant portion of portfolio cash, believing the market would rebound after OPEC agreements to cut oil production. The weakness in oil prices persisted, dominating market sentiment for energy stocks.

Oil service has been the industry's worst performing stock sector in 1998. Stock selection also was responsible for lagging performance, as a number of exploration holdings had disappointing drilling results. Relative weighting of defensive pipeline and utility stocks was low and caused losses because pipelines were the best performing industry segment.

We expect oil prices to rise to profitable levels in the near future in the light of planned production cuts by key producing nations. Demand continues to decline in Southeast Asian markets. Natural gas prices should continue strong, based on record heat across the U.S. and limited inventories. With this positive outlook for pricing, and confidence that oil service fundamentals are correct, we plan to maintain the present portfolio structure.

June 30, 1998


Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% A share front-end sales charge, or 5% B share or 1% C share contingent deferred sales charge, where applicable. Performance for a class includes periods prior to the adoption of class designations in 1993. S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.


  Change in Value of $10,000 Based on
the S&P 500 Compared to Change in Value
    of $10,000 Invested in the Fund

[Line Charts]

       Class A Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       -18.14%    7.04%    5.80%

                 Global
                Resources
                  Fund      S&P 500
               ----------   -------
       3/90       9550       10000
       6/90       8992       10901
       6/91       7340       11704
       6/92       6454       13271
       6/93      10873       15076
       6/94       9529       15287
       6/95       9786       19267
       6/96      14036       24272
       6/97      18662       32689
       6/98      15997       42553

       Class B Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       -18.77%    7.00%    5.96%

                 Global
                Resources
                  Fund      S&P 500
               ----------   -------
       3/90      10000       10000
       6/90       9405       10901
       6/91       7686       11704
       6/92       6759       13271
       6/93      11385       15076
       6/94       9927       15287
       6/95      10138       19267
       6/96      14427       24272
       6/97      19042       32689
       6/98      16197       42553

       Class C Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       -15.73%    7.26%    5.93%

                 Global
                Resources
                  Fund      S&P 500
               ----------   -------
       3/90      10000       10000
       6/90       9405       10901
       6/91       7686       11704
       6/92       6759       13271
       6/93      11385       15076
       6/94       9919       15287
       6/95      10130       19267
       6/96      14411       24272
       6/97      19008       32689
       6/98      16163       42553

       Class S Shares
       --------------

       Average Annual Total Return
       ---------------------------
       1 Year    5 Years   10 Years
       ------    -------   --------
       -14.11%    8.36%    6.59%

                 Global
                Resources
                  Fund      S&P 500
               ----------   -------
       3/90      10000       10000
       6/90       9405       10901
       6/91       7686       11704
       6/92       6759       13271
       6/93      11394       15076
       6/94      10028       15287
       6/95      10340       19267
       6/96      14866       24272
       6/97      19820       32689
       6/98      17024       42553

[End Line Charts]

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Global Resources Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02110


Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110


Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer


Peter C. Bennett
Vice President


Bartlett R. Geer
Vice President


F. Gardner Jackson, Jr.
Vice President


Thomas P. Moore, Jr.
Vice President


Brian P. O'Dell
Vice President


Daniel J. Rice III
Vice President


James M. Weiss
Vice President


John T. Wilson
Vice President


Gerard P. Maus
Treasurer


Joseph W. Canavan
Assistant Treasurer


Douglas A. Romich
Assistant Treasurer


Francis J. McNamara, III
Secretary and General Counsel


Darman A. Wing
Assistant Secretary and
Assistant General Counsel


Amy L. Simmons
Assistant Secretary


Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company


Steve A. Garban
Retired; formerly Senior Vice President for Finance and Operations and Treasurer, The Pennsylvania State University


Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.


Edward M. Lamont
Formerly in banking
(with an affiliate of J.P. Morgan & Co. in New York);
presently engaged in private
investments and civic affairs


Robert A. Lawrence
Formerly Partner,
Saltonstall & Co.


Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company


Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.


Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

[Back Cover]

State Street Research Global Resources Fund                        Bulk Rate
One Financial Center                                              U.S. Postage
Boston, MA 02111                                                      PAID
                                                                   Permit #6
                                                                  Hartford, CT




Questions? Comments?
Call us at 1-800-562-0032 or
Write us at:
  State Street Research
  Service Center
  P.O. Box 8408
  Boston, MA 02266-8408
E-mail us at:
  info@ssrfunds.com
Internet site:
  www.ssrfunds.com


[State Street Research Logo]

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Equity Investment Fund prospectus. When used after September 30, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER: 5185-980819(exp0999)SSR-LD                          GR-212F-0898

[End Back Cover]

[Front Cover]

                             State Street Research
                                 ATHLETES FUND

                            ANNUAL REPORT
                            June 30, 1998

                                    WHAT'S INSIDE

                            Investment Update

                            About the Fund,
                            economy and markets

                            Fund Information

                            Facts and figures

                            Plus, Complete Portfolio Holdings
                            and Financial Statements



[Dalbar Award Graphic]
-----------------------------------
     [Dalbar key in background]
               Dalbar
        Honors Commitment To:
              Investors
                1997
-----------------------------------
[End Dalbar Award Graphic]

           For Excellence
                 in
         Shareholder Service                         State Street Research Funds

[End Front Cover]

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

INVESTMENT ENVIRONMENT
The Economy
[bullet] The first six months of 1998 provided solid economic growth, marked by low inflation and good investment returns. Consumer confidence was high, personal income rose, and interest rates remained stable.
[bullet] Favorable economic factors stimulated a boom in the housing market and strong retail sales. Lower energy costs helped keep inflation in check.
[bullet] The economic crisis in Southeast Asia raised concerns about U.S.
         exports and profits at companies with sizeable foreign markets.

The Markets
[bullet] The S&P 500, a broad measure of common stock performance, gained
         17.72% for the six months ended June 30, 1998.1 Investors preferred large-cap stocks and were willing to pay a premium for potential earnings stability. Small-cap stocks delivered modest gains. The Russell 2000 Index, a common measure of small company stock performance, was up 4.38% over the six-month period.
[bullet] U.S. Treasury bonds rallied as the yield on the 30-year benchmark fell to 5.6%. High-yield bonds continued to deliver relatively strong gains.

THE FUND
Since the Fund's Inception
[bullet] Since the Fund's inception on March 27, 1998, Class A shares of
         Athletes Fund returned 5.14% [does not reflect sales charge]2. In the three-month period ended June 30, 1998, Class A shares of the Fund returned 6.05% [does not reflect sales charge]3 versus the Lipper growth funds average, which returned 1.85% over the same period.
[bullet] Investments in well-known, larger-size companies such as Home Depot, General Electric, Microsoft and Cisco Systems, contributed to the Fund's strong performance.
[bullet] Research helped us uncover opportunities among less well-known companies, such as J.D. Edwards, which makes software that helps medium-sized companies run more efficiently.

Current Strategy
[bullet] The Fund will continue to invest in larger size companies that we believe have the potential for above-average earnings growth.
[bullet] The Fund's largest investments are in consumer, health care, financial services and technology stocks.

June 30, 1998

(1)The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)4.86% for Class B shares; 4.86% for Class C shares; 5.14% for Class S shares.

(3)5.76% for Class B shares; 5.76% for Class C shares; 6.05% for Class S shares.

(4)Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5)Performance reflects maximum 4.5% A share front-end sales charge or 5% B share or 1% C share contingent deferred, sales charges, where applicable.

(6)Aggregate total returns; not annualized.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1998)
--------------------------------------------------------------------------------
Aggregate Total Return
(at maximum applicable sales charge)(4,5,6)

====================================
               Life of Fund
              (since 3/27/98)
------------------------------------
Class A            0.41%
------------------------------------
Class B           -0.14%
------------------------------------
Class C            3.86%
------------------------------------
Class S            5.14%
====================================

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.


Top 10 Stock Positions
(by percentage of net assets)

1      Cisco Systems Computer network products              3.3%
2      Lucent Technologies Telecommunications               3.2%
3      General Electric Consumer/industrial products        2.8%
4      WorldCom Telephone services                          2.8%
5      Tyco International Fire protection systems           2.7%
6      Xerox Copiers                                        2.6%
7      Microsoft Software                                   2.5%
8      Home Depot Home improvement stores                   2.5%
9      Rite Aid Discount drugstores                         2.5%
10     Schering-Plough Pharmaceuticals,
        consumer products                                   2.3%

These securities represent an aggregate of 27.2% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.


Top 5 Industries
(by percentage of net assets)

Retail Trade               13.7%
Computer
Software &                 11.0%
Service
Drug                        8.2%
Bank                        7.0%
Telephone                   6.5%

Total: 46.4%

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1998

-----------------------------------------------------------------------
                                                                Value
                                                 Shares        (Note 1)
-----------------------------------------------------------------------
COMMON STOCKS 88.8%
Basic Industries 6.4%
Chemical 0.8%
E.I. Du Pont De Nemours & Co. .................   1,100     $   82,088
                                                             ---------
Electrical Equipment 2.9%
General Electric Co. ..........................   3,100        282,100
                                                             ---------
Machinery 2.7%
Tyco International Ltd. .......................   4,300        270,900
                                                             ---------
Total Basic Industries ................................        635,088
                                                             ---------
Consumer Cyclical 18.5%
Recreation 4.8%
Chancellor Media Corp. ........................   2,900        144,003
Cox Communications Inc. Cl. A* ................   2,500        121,094
MediaOne Group Inc.* ..........................   4,800        210,900
                                                             ---------
                                                               475,997
                                                             ---------
Retail Trade 13.7%
Cendant Corp.* ................................   4,000         83,500
Dayton Hudson Corp. ...........................   3,200        155,200
Home Depot Inc. ...............................   3,000        249,187
Kroger Co.* ...................................   5,200        222,950
Rite Aid Corp. ................................   6,500        244,156
Staples Inc.* .................................   6,900        199,669
Wal-Mart Stores, Inc. .........................   3,300        200,475
                                                             ---------
                                                             1,355,137
                                                             ---------
Total Consumer Cyclical ...............................      1,831,134
                                                             ---------
Consumer Staple 20.5%
Business Service 3.5%
Apollo Group Inc. Cl. A* ......................   4,500        148,781
HBO & Co. .....................................   5,600        197,400
                                                             ---------
                                                               346,181
                                                             ---------
Drug 8.2%
Bristol-Myers Squibb Co. ......................   1,400        160,913
Pfizer Inc. ...................................   2,100        228,244
Schering-Plough Corp. .........................   2,500        229,062
Warner-Lambert Co. ............................   2,800        194,250
                                                             ---------
                                                               812,469
                                                             ---------
Food & Beverage 6.1%
Coca-Cola Co. .................................   2,300        196,650
H.J. Heinz Co. ................................   2,500        140,312
PepsiCo Inc. ..................................   2,100         86,494
Sara Lee Corp. ................................   3,200        179,000
                                                             ---------
                                                               602,456
                                                             ---------

Hospital Supply 1.0%
Guidant Corp. .................................   1,400     $   99,838
                                                             ---------
Personal Care 1.7%
Unilever N V ..................................   2,200        173,662
                                                             ---------
Total Consumer Staple .................................      2,034,606
                                                             ---------
Energy 3.7%
Oil 3.7%
Mobil Corp. ...................................   2,100        160,913
Total SA Cl. B ADR ............................   3,200        209,200
                                                             ---------
Total Energy ..........................................        370,113
                                                             ---------
Finance 14.3%
Bank 7.0%
Banc One Corp. ................................   3,200        178,600
BankAmerica Corp. .............................   1,900        164,231
Chase Manhattan Corp. .........................   2,400        181,200
U.S. Bancorp ..................................   3,900        167,700
                                                             ---------
                                                               691,731
                                                             ---------
Financial Service 1.4%
Federal National Mortgage Association .........   2,300        139,725
                                                             ---------
Insurance 5.9%
Ace Ltd. ......................................   5,000        195,000
Travelers Group Inc. ..........................   2,800        169,750
UNUM Corp. ....................................   4,000        222,000
                                                             ---------
                                                               586,750
                                                             ---------
Total Finance .........................................      1,418,206
                                                             ---------
Science & Technology 17.6%
Computer Software & Service 11.0%
America Online Inc.* ..........................     500         53,000
Automatic Data Processing Inc. ................   2,700        196,763
Cisco Systems Inc.* ...........................   3,600        331,425
EMC Corp.* ....................................   2,300        103,069
J.D. Edwards & Co.* ...........................   3,600        154,575
Microsoft Corp.* ..............................   2,300        249,262
                                                             ---------
                                                             1,088,094
                                                             ---------
Electronic Components 0.9%
Texas Instruments Inc. ........................   1,600         93,300
                                                             ---------
Electronic Equipment 3.2%
Lucent Technologies Inc. ......................   3,800        316,112
                                                             ---------
Office Equipment 2.5%
Xerox Corp. ...................................   2,500        254,063
                                                             ---------
Total Science & Technology ............................      1,751,569
                                                             ---------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                  Value
                                                     Shares      (Note 1)
-------------------------------------------------------------------------
Utility 7.8%
Electric 1.3%
Unicom Corp. .....................................    3,800     $ 133,238
                                                                ---------
Telephone 6.5%
AirTouch Communications Inc.* ....................    2,800       163,625
AT&T Corp. .......................................    1,600        91,400
Qwest Communications International Inc.* .........    3,000       104,625
WorldCom Inc.* ...................................    5,800       280,937
                                                                ---------
                                                                  640,587
                                                                ---------
Total Utility .............................................       773,825
                                                                ---------
Total Common Stocks (Cost $8,213,983) .....................     8,814,541
                                                                ---------

--------------------------------------------------------------------------------
                                                Principal    Maturity
                                                  Amount       Date
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 5.1%
American Express Credit Corp.,
  5.65% ............................... $250,000    7/06/1998     250,000
Merrill Lynch & Company Inc.,
  6.12% ...............................  256,000    7/01/1998     256,000
                                                                 --------
Total Short-Term Obligations (Cost $506,000) ................     506,000
                                                                 --------
Total Investments (Cost $8,719,983)--93.9% ..................   9,320,541
Cash and Other Assets, Less Liabilities--6.1% ...............     601,204
                                                               ----------
Net Assets--100.0% .........................................   $9,921,745
                                                               ==========
Federal Income Tax Information:
At June 30, 1998, the net unrealized
  appreciation of investments based on
  cost for Federal income tax purposes of
  $8,729,377 was as follows:
Aggregate gross unrealized appreciation
  for all investments in which there is an
  excess of value over tax cost ............................   $  763,944
Aggregate gross unrealized depreciation
  for all investments in which there is an
  excess of tax cost over value ............................    (172,780)
                                                               ----------
                                                               $  591,164
                                                               ==========

--------------------------------------------------------------------------------
*Nonincome-producing securities
 ADR stands for American Depositary Receipt, representing ownership of foreign securities.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1998

Assets
Investments, at value (Cost $8,719,983) (Note 1) ................   $9,320,541
Cash ............................................................          261
Receivable for fund shares sold .................................      610,464
Receivable from Distributor (Note 3) ............................       42,092
Receivable for securities sold ..................................       17,083
Dividends and interest receivable ...............................        7,229
Deferred organization costs (Note 1) ............................       85,502
                                                                    -----------
                                                                    10,083,172
Liabilities
Accrued organization expense ....................................       90,000
Accrued trustees' fees (Note 2) .................................        9,534
Accrued transfer agent and shareholder services
  (Note 2) ......................................................        6,676
Accrued management fee (Note 2) .................................        5,059
Accrued distribution and service fees (Note 5) ..................          974
Other accrued expenses ..........................................       49,184
                                                                    -----------
                                                                       161,427
                                                                    -----------
Net Assets                                                          $9,921,745
                                                                    ===========
Net Assets consist of:
 Undistributed net investment income ............................   $   14,798
 Unrealized appreciation of investments .........................      600,558
 Accumulated net realized loss ..................................     (100,932)
 Paid-in capital ................................................    9,407,321
                                                                    -----------
                                                                    $9,921,745
                                                                    ===========
Net Asset Value and redemption price per share of
  Class A shares ($797,436 [divided by] 108,371 shares) .........        $7.36
                                                                         ======
Maximum Offering Price per share of Class A shares
  ($7.36 [divided by] .955) .....................................        $7.71
                                                                         ======
Net Asset Value and offering price per share of
  Class B shares ($529,840 [divided by] 72,159 shares)* .........        $7.34
                                                                         ======
Net Asset Value and offering price per share of
  Class C shares ($524,715 [divided by] 71,441 shares)* .........        $7.34
                                                                         ======
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($8,069,754 [divided by] 1,095,874 shares) ....................        $7.36
                                                                         ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period March 27, 1998
(commencement of operations) to June 30, 1998

Investment Income
Dividends, net of foreign taxes of $460 ..................   $ 20,829
Interest .................................................     12,029
                                                             --------
                                                               32,858
Expenses
Custodian fee ............................................     30,048
Audit fee ................................................     15,586
Management fee (Note 2) ..................................     14,588
Registration fees ........................................     10,664
Reports to shareholders ..................................      9,756
Trustees' fees (Note 2) ..................................      9,534
Transfer agent and shareholder services (Note 2) .........      6,676
Amortization of organization costs (Note 1) ..............      4,498
Legal fees ...............................................      1,650
Service fee-Class A (Note 5) .............................        387
Distribution and service fees--Class B (Note 5) ..........      1,291
Distribution and service fees--Class C (Note 5) ..........      1,285
Miscellaneous ............................................      1,598
                                                             --------
                                                              107,561
Expenses borne by the Distributor (Note 3) ...............    (82,369)
                                                             --------
                                                               25,192
                                                             --------
Net investment income ....................................      7,666
                                                             --------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments (Notes 1 and 4) .........   (100,932)
Net unrealized appreciation of investments ...............    600,558
                                                             --------
Net gain on investments ..................................    499,626
                                                             --------
Net increase in net assets resulting from operations .....   $507,292
                                                             ========


--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period March 27, 1998
(commencement of operations) to June 30, 1998

Increase (Decrease) in Net Assets
Operations:
Net investment income ......................................    $    7,666
Net realized loss on investments ...........................      (100,932)
Net unrealized appreciation of investments .................       600,558
                                                                ----------
Net increase resulting from operations .....................       507,292
                                                                ----------
Net increase from fund share transactions (Note 6) .........     9,414,453
                                                                ----------
Total increase in net assets ...............................     9,921,745

Net Assets
Beginning of period ........................................            --
                                                                ----------
End of period (including undistributed net investment
  income of $14,798) .......................................    $9,921,745
                                                                ==========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998

Note 1

State Street Research Athletes Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1998. The Trust presently consists of four separate funds: State Street Research Athletes Fund, State Street Research Alpha Fund, State Street Research Global Resources Fund and State Street Research Equity Investment Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests at least 65% of total assets in stocks and convertible securities of large-size companies. The Fund is intended primarily for professional athletes and associated persons.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed securities represent final sales on national securities ex-changes quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ sys-tem, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From March 27, 1998 (commencement of operations) to June 30, 1998, the Fund incurred net capital losses of approximately $92,000 and intends to defer and treat such losses as arising in the fiscal year ended June 30, 1999.

F. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Securities Lending
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the period March 27, 1998 (commencement of operations) to June 30, 1998, there were no loaned securities.


Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the period March 27, 1998 (commencement of operations) to June 30, 1998, the fees pursuant to such agreement amounted to $14,588.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the period March 27, 1998 (commencement of operations) to June 30, 1998, the amount of such expenses was $2,774.

The fees of the Trustees not currently affiliated with the Adviser amounted to $9,534 during the period March 27, 1998 (commencement of operations) to June 30, 1998.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the period March 27, 1998 (commencement of operations) to June 30, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $82,369.

Note 4
For the period March 27, 1998 (commencement of operations) to June 30, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $10,149,910 and $1,834,995, respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period March 27, 1998 (commencement of operations) to June 30, 1998, fees pursuant to such plan amounted to $387, $1,291 and $1,285 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $920 and $5,100, respectively, on sales of Class A shares of the Fund during the period March 27, 1998 (commencement of operations) to June 30, 1998, and that MetLife Securities, Inc. earned commissions aggregating $200 on sales of Class B shares during the same period.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1998, Metropolitan owned 71,428 shares of each of Class A, Class B and Class C and 500,000 Class S shares of the Fund.

Share transactions were as follows:

                                           March 27, 1998
                                          (Commencement of
                                           Operations) to
                                           June 30, 1998
                                    ----------------------------
Class A                              Shares             Amount
----------------------------------------------------------------
Shares sold ................          108,371         $  765,934
                                      -------         ----------
Net increase ...............          108,371         $  765,934
                                      =======         ==========
Class B                              Shares             Amount
----------------------------------------------------------------
Shares sold ................           72,159         $  505,082
                                     --------         ----------
Net increase ...............           72,159         $  505,082
                                     ========         ==========
Class C                              Shares             Amount
----------------------------------------------------------------
Shares sold ................           71,441         $  500,082
                                     --------         ----------
Net increase ...............           71,441         $  500,082
                                     ========         ==========
Class S                              Shares             Amount
----------------------------------------------------------------
Shares sold ................        1,121,958         $7,824,978
Shares repurchased .........          (26,084)          (181,623)
                                    ---------         ----------
Net increase ...............        1,095,874         $7,643,355
                                    =========         ==========

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding from March 27, 1998 (commencement of operations) to June 30, 1998(1)

                                                                    Class A           Class B            Class C          Class S
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                             7.00
                                                                     ----               7.00               7.00             7.00
 Net investment income (loss) ($)*                                   0.00               ----                 --             ----
 Net realized and unrealized gain on investments ($)                 0.36              (0.01)             (0.01)            0.01
                                                                     ----               0.35               0.35             0.35
Total from investment operations ($)                                 0.36               ----                 --             ----
                                                                     ----               0.34               0.34             0.36
Net asset value, end of period ($)                                   7.36               ----                 --             ----
                                                                     ----               7.34               7.34             7.36
                                                                     ----               ----                 --             ----
Total return(2) (%)                                                  5.14(3)            4.86(3)            4.86(3)          ----
Ratios/supplemental data:                                                                                                   5.14(3)
Net assets at end of period ($ thousands)                            797                 530                525
Ratio of operating expenses to average net assets (%)*               1.25(4)            2.00(4)            2.00(4)         8,070
Ratio of net investment income (loss) to average net assets (%)*     0.25(4)           (0.44)(4)          (0.43)(4)         1.00(4)
Portfolio turnover rate (%)                                         30.76              30.76              30.76             0.46(4)
*Reflects voluntary reduction of expenses per share of these                            0.07               0.07               30.76
 amounts (Note 3) ($)                                                0.07                                                      0.06
-----------------------------------------------------------------------------------------------------------------------------------

(1) Per share figures have been calculated using the average shares method.

(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(3) Not annualized
(4) Annualized

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Athletes Fund


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Athletes Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 27, 1998 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Boston, Massachusetts
August 7, 1998

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information


State Street Research
Athletes Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109


Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110


Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer


Peter C. Bennett
Vice President


Bartlett R. Geer
Vice President


F. Gardner Jackson, Jr.
Vice President


Thomas P. Moore, Jr.
Vice President


Brian P. O'Dell
Vice President


Daniel J. Rice III
Vice President


James M. Weiss
Vice President


John T. Wilson
Vice President


Gerard P. Maus
Treasurer


Joseph W. Canavan
Assistant Treasurer


Douglas A. Romich
Assistant Treasurer


Francis J. McNamara, III
Secretary and General Counsel


Darman A. Wing
Assistant Secretary and
Assistant General Counsel


Amy L. Simmons
Assistant Secretary


Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company


Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University


Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer, St. Regis Corp.


Edward M. Lamont
Formerly in banking
(with an affiliate of J.P. Morgan
& Co. in New York);
presently engaged in private
investments and civic affairs


Robert A. Lawrence
Formerly Partner, Saltonstall & Co.


Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company


Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.


Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology

[Back Cover]

State Street Research Athletes Fund                                Bulk Rate
One Financial Center                                              U.S. Postage
Boston, MA 02111                                                      PAID
                                                                   Permit #6
                                                                  Hartford, CT




Questions? Comments?
Call us at 1-800-562-0032 or
Write us at:
  State Street Research
  Service Center
  P.O. Box 8408
  Boston, MA 02266-8408
E-mail us at:
  info@ssrfunds.com
Internet site:
  www.ssrfunds.com


[State Street Research Logo]

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Equity Investment Fund prospectus. When used after September 30, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER: 5183-980814(exp0899)SSR-LD                          AT-191F-0898

[End Back Cover]